AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

ON FEBRUARY 2, 2017

REGISTRATION NO.

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.    ☐

Post-Effective Amendment No.   ☐

SCHWAB INVESTMENTS

(Exact Name of Registrant as Specified in Charter)

211 Main Street

San Francisco, CA 94105

(Address of Principal Executive Offices) (Zip code)

800.648.5300

(Registrant’s Telephone Number, including Area Code)

Marie Chandoha

211 Main Street, San Francisco, California 94105

(Name and Address of Agent for Service)

Copies of communications to:

Douglas Dick, Esq.	John Loder, Esq.	David Lekich, Esq.
Dechert LLP 1900 K Street, NW Washington, DC 20006-2401	Ropes & Gray LLP 800 Boylston Street Boston, MA 02199-3600	Charles Schwab Investment Management, Inc. 211 Main Street SF211MN-05-491 San Francisco, CA 94105

As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on March 6, 2017 pursuant to Rule 488.

No filing fee is due because the Registrant has previously registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940.

SCHWAB INVESTMENTS

SCHWAB TOTAL BOND MARKET FUND

211 Main Street

San Francisco, CA 94105

[                    , 2017]

Dear Shareholder:

Enclosed is some important information concerning your investment in Schwab Total Bond Market Fund (the “Acquired Fund”). We wish to inform you that the Board of Trustees (the “Board”) of Schwab Investments (the “Trust”), after careful consideration, has approved the reorganization of the Acquired Fund with and into Schwab U.S. Aggregate Bond Index Fund (the “Surviving Fund” and, together with the Acquired Fund, the “Funds”), another series of the Trust that has substantially the same investment objective and similar investment strategies.

A Special Meeting of Shareholders (the “Meeting”) of the Acquired Fund has been scheduled for 9:00 a.m. Pacific Time on May 18, 2017 to vote on the reorganization. If you are a shareholder of record as of the close of business on February 22, 2017, you are entitled to vote at the Meeting and at any adjournment or postponement of the Meeting.

The attached combined Prospectus/Proxy Statement is designed to give you information relating to the proposal upon which you will be asked to vote. The Board of the Trust is recommending that you approve the reorganization. The Board believes that the reorganization will benefit shareholders as follows:

•

The Funds operate as fixed income funds, pursue a substantially similar investment objective, possess similar investment strategies and are managed by the same investment adviser, providing for continuity of investment management;

•

The contractual advisory fee rate payable by the Surviving Fund is significantly lower than the fee currently payable by the Acquired Fund, and the Surviving Fund is subject to a “unitary fee structure” under which the Surviving Fund pays CSIM for the advisory and administration services rendered to the Fund and CSIM pays substantially all Fund operating expenses, subject to certain exclusions;

•	The total operating expenses of the Surviving Fund are expected to be significantly lower than the total operating expenses of the Acquired Fund;

•

The indexing strategy of the Surviving Fund and the possibility that the Surviving Fund’s strategy may lead to increased assets, which would allow the Surviving Fund to take advantage of increased portfolio diversification and reduced shareholder concentration, which have the potential to benefit all shareholders; and

•

The reorganization is intended to be tax-free to the Acquired Fund and the Surviving Fund and to shareholders and the reorganization will be accomplished in such a manner as to not dilute your investment.

Assuming approval of the reorganization, following the close of business on May 19, 2017, the Acquired Fund will be reorganized with and into the Surviving Fund such that each shareholder of the Acquired Fund will receive an amount of shares of the Surviving Fund equal in value to the shares of the Acquired Fund owned by such shareholder at the time of the closing of the reorganization. We encourage you to support the Board’s recommendation to approve the proposal. Before you vote, however, please read the full text of the combined Prospectus/Proxy Statement.

While you are welcome to join us at the Meeting, most shareholders are likely to cast their votes by filling out and signing the enclosed Proxy Card. Please mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You may also vote by telephone or through the Internet as described on the enclosed Proxy Card. By voting promptly, you can help avoid additional follow-up mailings and solicitations.

Your vote is important to us. Please do not hesitate to call [                    ] if you have any questions. Thank you for taking the time to consider this important proposal and for your investment in the Acquired Fund.

Sincerely,
Marie Chandoha President and Chief Executive Officer

SCHWAB INVESTMENTS

SCHWAB TOTAL BOND MARKET FUND

211 Main Street

San Francisco, CA 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

[                    , 2017]

To the Shareholders:

This is to notify you that a Special Meeting of Shareholders of Schwab Total Bond Market Fund (the “Acquired Fund”) will be held on May 18, 2017, at 9:00 a.m. Pacific Time (the “Meeting”). The Meeting will be held at the offices of Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California 94105, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization by and between Schwab Investments (the “Trust”), on behalf of the Acquired Fund, and the Trust, on behalf of Schwab U.S. Aggregate Bond Index Fund (“Surviving Fund”), another series of the Trust, which provides for and contemplates: (1) the transfer of all of the assets and liabilities of the Acquired Fund to the Surviving Fund in exchange for shares of the Surviving Fund; and (2) the distribution of the shares of the Surviving Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, as described in the attached Prospectus/Proxy Statement.

2.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on February 22, 2017, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. All record date shareholders are invited to attend the Meeting in-person. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed proxy card(s) and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or through the Internet. Shareholders are encouraged to vote their shares by telephone or through the Internet to reduce the time and costs associated with this proxy solicitation. Please see your proxy card for more information and instructions on how to vote.

By Order of the Board of Trustees,
Marie Chandoha President of the Trust

YOUR VOTE IS IMPORTANT

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN

THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE BY TELEPHONE OR INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS/PROXY STATEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED

Subject to Completion

SCHWAB INVESTMENTS

SCHWAB TOTAL BOND MARKET FUND

211 Main Street

San Francisco, CA 94105

[                    ]

PROSPECTUS/PROXY STATEMENT

[                    , 2017]

Acquisition of the assets and liabilities of:	By and in exchange for shares of:

Schwab Total Bond Market Fund (SWLBX) A series of Schwab Investments 211 Main Street San Francisco, CA 94105	Schwab U.S. Aggregate Bond Index Fund ( ) A series of Schwab Investments 211 Main Street San Francisco, CA 94105

This Prospectus/Proxy Statement is being furnished to shareholders of Schwab Total Bond Market Fund (the “Acquired Fund”), a series of Schwab Investments (the “Trust”), in connection with an Agreement and Plan of Reorganization (the “Plan”) that has been approved by the Board of Trustees of the Trust (the “Board”). Under the Plan, shareholders of the Acquired Fund will receive shares of Schwab U.S. Aggregate Bond Index Fund (the “Surviving Fund” and, together with the Acquired Fund, the “Funds”), another series of the Trust, equal in aggregate value to the aggregate value of the assets transferred by the Acquired Fund to the Surviving Fund less the liabilities of the Acquired Fund that are assumed by the Surviving Fund, as of the closing date of the reorganization (the “Reorganization”). After the Reorganization is complete, the Acquired Fund will be terminated. The Reorganization is expected to be completed after market close on or about May 19, 2017 (the “Closing Date”), such that shareholders of the Acquired Fund will become shareholders of the Surviving Fund on or about May 22, 2017.

The Board believes that the Reorganization is in the best interest of the Acquired Fund and its shareholders and that the interests of the Acquired Fund’s shareholders will not be diluted as a result of the Reorganization. For federal income tax purposes, the Reorganization is intended to be structured as a tax-free transaction for the Acquired Fund and its shareholders.    If you have any questions about attending the meeting in person, please call [415-667-7342].

The Acquired Fund and the Surviving Fund are each a series of the Trust, which is a Massachusetts business trust registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The Trust currently consists of eleven separate series, including the Acquired Fund and the Surviving Fund. Charles Schwab Investment Management, Inc. (“CSIM”) currently serves as the investment adviser to both the Acquired Fund and the Surviving Fund and will continue to serve as the investment adviser of the Surviving Fund following the Reorganization.    The investment objectives of the Acquired Fund and the Surviving Fund are substantially similar, which are in general to track the total return or performance of an index representing the U.S. investment grade bond market, in both cases the Bloomberg Barclays U.S. Aggregate Bond Index. However, the Surviving Fund’s investment objective is non-fundamental while the Acquired Fund’s investment objective is fundamental and may only be changed by a shareholder vote.

This Prospectus/Proxy Statement, which you should read carefully and retain for future reference, sets forth concisely the information that you should know about the Acquired Fund, the Surviving Fund and the

Reorganization. This Prospectus/Proxy Statement and the enclosures are being mailed to shareholders on or about March 15, 2017.

A Statement of Additional Information, dated                     , 2017, relating to this Prospectus/Proxy Statement and the Reorganization has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement, which means it is considered legally a part of this Prospectus/Proxy Statement.

Additional information relating to the Acquired Fund is contained in the summary prospectus, statutory prospectus (the “Acquired Fund Statutory Prospectus”) and the statement of additional information (“Acquired Fund SAI”), each dated December 15, 2016, as supplemented, and in the annual report to Shareholders of the Acquired Fund for the fiscal year ended August 31, 2016 (the “Acquired Fund Annual Report”), each of which has been filed with the SEC. The Acquired Fund’s summary prospectus and the Acquired Fund Annual Report have previously been delivered to the Acquired Fund’s shareholders. Certain information relating to the Acquired Fund in the Acquired Fund SAI and Acquired Fund Annual Report is incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement. Additional information relating to the Surviving Fund is contained in the summary prospectus, statutory prospectus and the statement of additional information (the “Surviving Fund SAI”), each dated February 2, 2017, as supplemented, each of which has been filed with the SEC. Certain information relating to the Surviving Fund in the Surviving Fund SAI is incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement.

For a free copy of any of the documents described above, including the Statement of Additional Information relating to this Prospectus/Proxy Statement, you may call [1-877-824-5615], or you may write to the Funds at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain these documents by accessing the Internet site for the Trust at www.csimfunds.com. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC or the SEC’s Chicago Regional Office located at 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604 and the SEC’s New York Regional Office located at 3 World Financial Center, Suite 400, New York, NY 10281-1022 (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. SYNOPSIS

The following Synopsis provides a brief overview of the key features and other matters typically of concern to shareholders affected by a reorganization, including the primary features and consequences of the reorganization of the Acquired Fund into the Surviving Fund. It may not contain all of the information that is important to you. To better understand the Reorganization, you should read the accompanying Prospectus/Proxy Statement and the Plan, which is attached to the accompanying Prospectus/Proxy Statement as the Appendix.

The following Synopsis is qualified in its entirety by reference to the additional information contained elsewhere in the accompanying Prospectus/Proxy Statement, the Statement of Additional Information relating to this Prospectus/Proxy Statement and the Plan.

Q.	What transaction is being proposed?

A.	As more fully explained in the Prospectus/Proxy Statement, the Board of the Acquired Fund is seeking approval of the reorganization of the Acquired Fund with and into the Surviving Fund. You are receiving this Prospectus/Proxy Statement because you are a shareholder of the Acquired Fund and will be impacted by the Reorganization.

If shareholders of the Acquired Fund approve the proposed Reorganization, all of the assets of the Acquired Fund will be transferred to the Surviving Fund solely in exchange for shares of the Surviving Fund with a value approximately equal to the value of the Acquired Fund’s assets net of liabilities, and the assumption by the Surviving Fund of all liabilities of the Acquired Fund. Immediately following the transfer, the shares of the Surviving Fund received by the Acquired Fund will be distributed pro rata to the Acquired Fund shareholders of record as of the Closing Date (on or about May 19, 2017). As a result, after the Reorganization is completed, you will become a shareholder of the Surviving Fund and the Acquired Fund will be terminated.

Q.	Why is the reorganization being proposed?

A.	As further discussed in the Prospectus/Proxy Statement, CSIM has proposed reorganizing the Acquired Fund into the Surviving Fund for various reasons, including that both Funds operate as fixed income funds, pursue a substantially similar investment objective, possess similar investment strategies and are managed by the same investment adviser, which will provide for continuity of investment management. In addition, the contractual advisory fee rate payable by the Surviving Fund is significantly lower than the fee currently payable by the Acquired Fund. The total operating expenses of the Surviving Fund also are expected to be significantly lower than the total operating expenses of the Acquired Fund. CSIM also has proposed the reorganization because the indexing strategy of the Surviving Fund may lead to increased assets, which would allow the Surviving Fund to take advantage of increased portfolio diversification and reduced shareholder concentration, which have the potential to benefit all shareholders.

In addition, the Reorganization is part of a broader business initiative being advanced by CSIM which includes, but is not limited to, removing investment minimums and shareholder servicing fees on all of the index mutual funds managed by CSIM. The initiative also includes simplifying the fee structure of each index mutual fund to a “unitary fee structure” under which each fund pays CSIM for the advisory and administration services rendered to the Fund and CSIM pays substantially all Fund operating expenses, subject to certain exclusions. Currently, the Acquired Fund pays CSIM a management fee and also pays all Fund operating expenses. Under the Surviving Fund’s unitary fee structure, shareholders are expected to benefit from lower total operating expenses and may benefit from greater predictability of the total operating expenses that will be borne by the Surviving Fund each year.

Q.	Who is eligible to vote?

A.	Shareholders of record of the Acquired Fund as of February 22, 2017 (the “Record Date”) are entitled to notice of and to vote at the shareholder meeting or at any adjournment or postponement thereof. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold as of the Record Date.

Q.	How do the Funds’ investment objectives, strategies, and risks compare?

A.	The Acquired Fund and Surviving Fund have substantially similar investment objectives and similar investment policies and restrictions; however, there are certain non-material differences. The Surviving Fund’s non-fundamental investment objective states that, “the fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index composed of the total U.S. investment grade bond market.” The Surviving Fund tracks the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. Similarly, the Acquired Fund’s fundamental investment objective states that, “the fund seeks high current income by tracking the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.”

It is the Surviving Fund’s “policy that under normal circumstances it will invest at least 90% of its net assets (net assets plus borrowings for investment purposes) in securities included in the index, including TBA transactions.” By contrast, the Acquired Fund “normally invests at least 80% of its net assets (net assets plus borrowings for investment purposes) in debt instruments of varying maturities.” The Surviving Fund’s principal investment strategies reflect the fact that the Surviving Fund invests with the purpose of closely tracking the performance of its benchmark index, while the Acquired Fund maintains greater flexibility to make investments in securities that are not included in its benchmark index. The Funds’ fundamental and non-fundamental investment restrictions are substantially the same, with minor, non-material differences.

The principal risks of the Funds are similar as well, except that the Surviving Fund is subject to a principal risk relating to its sampling strategy. In addition, the Surviving Fund is subject to a principal risk relating to its ability to concentrate in the securities of issuers to the extent its benchmark index is also concentrated, and a risk relating to investing in money market funds. Further information comparing the investment objective, strategies, and risks of the Funds is included below under “Summary of Funds.”

Q.	How do the Funds’ expenses compare?

A.	The unitary investment advisory fee charged by CSIM under the Investment Advisory and Administration Agreement with respect to the Surviving Fund is significantly lower than the advisory fee for the Acquired Fund. In addition, the services provided and expenses assumed by CSIM under the terms of the Investment Advisory and Administration Agreement with respect to the Surviving Fund differ from those services provided and expenses assumed by CSIM under the terms of the Investment Advisory and Administration Agreement with respect to the Acquired Fund in that additional expenses are paid by CSIM rather than paid by the Surviving Fund. Further, the total expense ratio of the Surviving Fund is expected to be significantly lower than the total expenses of the Acquired Fund. Effective March 1, 2017, through the date the Reorganization is effected, CSIM will voluntarily waive and/or reimburse expenses in excess of its current fee waiver and reimbursement commitment to the extent necessary to maintain the Acquired Fund’s total annual fund operating expenses at 0.10% of its average daily net assets. There is no guarantee that this voluntary waiver will continue if the Reorganization is not approved by shareholders.

Q.	How will the Reorganization affect my account?

A.	Your Acquired Fund shares are expected to be exchanged for an equivalent dollar amount of Surviving Fund shares. Your account registration and account options will remain the same unless you change them. The exchange is intended to be tax-free for federal income tax purposes and therefore it is intended that your aggregate tax basis for federal income tax purposes in the account will remain the same.

Q.	Will the value of my investment change as a result of the Reorganization?

A.	No. Although the aggregate value of your investment will not change as a result of the Reorganization, the number of shares you own will likely change. The reason for this potential change is that your Acquired Fund shares will be exchanged for Surviving Fund shares at the net asset value per share of the Surviving Fund, which will likely differ from the net asset value per share of the Acquired Fund.

Q.	Do the procedures for purchasing and redeeming shares of the Funds differ?

A.	Effective February 22, 2017, the Acquired Fund closed to new investors. Existing shareholders of the Acquired Fund (including participants in 401(k) plans) as of that date may continue to purchase additional shares and receive dividends and/or distributions in the form of additional shares of the Acquired Fund. Shareholders of the Acquired Fund may continue to redeem shares of the Fund through the Closing Date of the Reorganization. Aside from the closing of the Acquired Fund to new investors, the procedures for purchasing and redeeming shares of the Funds are the same. If the Reorganization is approved, the procedures for purchasing and redeeming shares of the Surviving Fund will remain unchanged.

Q.	Do the Funds’ exchange privileges differ?

A.	No. The Funds’ shares offer the same exchange privileges. Therefore, if the Reorganization is approved, shareholders of the Acquired Fund will continue to enjoy the same exchange privileges as shareholders of the Surviving Fund.

Q.	Do the Funds’ dividend and distribution policies differ?

A.	No. The Funds have the same dividend and distribution policies. If the Reorganization is approved, the dividend and distribution policies of the Surviving Fund will remain unchanged.

Q.	Who will pay the costs associated with obtaining shareholder approval of the Reorganization?

A.	The expenses associated with obtaining shareholder approval of the Reorganization, including the cost of hiring a proxy solicitation firm to request and record shareholders’ votes and the cost of printing and mailing this Prospectus/Proxy Statement, will be borne by CSIM.

Q.	When is the Reorganization expected to occur?

A.	If approved by shareholders of the Acquired Fund it is anticipated that the Reorganization will occur on or about May 19, 2017. Shortly after completion of the Reorganization, affected shareholders will receive a confirmation statement reflecting their new Surviving Fund account number and number of shares owned.

Q.	How does the Board of Trustees recommend that I vote on the proposal?

A.	The Board recommends that shareholders vote “FOR” the proposed Reorganization. The Board believes that it is in shareholders’ best interests to reorganize the Acquired Fund into the Surviving Fund as it will allow current Acquired Fund shareholders to pursue a substantially similar investment objective and similar investment strategies, but as part of a fund with lower expenses. The specific factors considered by the Board in approving the Reorganization and recommending that you approve the proposal are discussed in more detail in the Prospectus/Proxy Statement.

Q.	How do I vote my shares?

A.	You can vote in any one of four ways:

Internet:	Please follow the instructions on the enclosed proxy card(s) or the Notice of the shareholder meeting.
Telephone:	Please call the number on the enclosed proxy card(s) or the Notice of the shareholder meeting.
Mail:	Please sign and date the enclosed proxy card(s) and return it to the address shown on the card.
In person:	At the shareholder meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Using these voting methods will help reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please take the time to read the Prospectus/Proxy Statement thoroughly before you vote.

Proxy cards that are properly signed, dated and received at or prior to the shareholder meeting will be voted as specified. If you specify a vote for the proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the proposal, your shares will be voted by the proxies “FOR” the Reorganization.

Q.	Will there be any federal income tax consequences as a result of the Reorganization?

A.	The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes (under Section 368 of the Internal Revenue Code of 1986, as amended). Assuming the Reorganization qualifies for such treatment, shareholders should not recognize any taxable gain or loss as a direct result of the Reorganization for federal income tax purposes. As a condition to the closing of the Reorganization, the Acquired Fund and the Surviving Fund will receive an opinion of legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Such opinion will be subject to receipt of and based on certain representations from the Funds. Opinions of legal counsel are not binding on the Internal Revenue Service or the courts. If you choose to redeem or exchange your shares before or after the Reorganization, you may realize a taxable gain or loss; therefore, you should separately consider any state, local and other tax consequences in consultation with your tax advisor. In addition, prior to the Closing Date you may receive a distribution of ordinary income or capital gains for the Acquired Fund.

Q.	What happens if the Reorganization is not approved by shareholders?

A.	If the Reorganization is not approved by shareholders, then the Acquired Fund will remain in existence, and the Board will consider what, if any, further action to take, including the possible liquidation of the Acquired Fund.

II. SUMMARY OF FUNDS

A.	Investment Objective

The Acquired Fund and Surviving Fund have substantially similar investment objectives. The Surviving Fund’s investment objective states that “the fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index composed of the total U.S. investment grade bond market.” The Surviving Fund tracks the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. Similarly, the Acquired Fund’s fundamental investment objective states that “the fund seeks high current income by tracking the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.” The Surviving Fund’s investment objective is not fundamental, which means that it may be changed by the Fund’s Board of Trustees without shareholder approval. The Acquired Fund’s investment objective is fundamental, which means that it may be changed only by a vote of a majority of the Fund’s outstanding voting shares.

B.	Comparison of Fees and Expenses

Current and Pro Forma Fees and Expenses

The following tables compare the fees and expenses you may bear directly or indirectly as an investor in the Surviving Fund versus the Acquired Fund, and show the projected (“pro forma”) estimated fees and expenses of the Surviving Fund as of August 31, 2016, assuming consummation of the Reorganization. Fees and expenses shown for the Acquired Fund and the Surviving Fund were determined based on each Fund’s average net assets as of the fiscal period ended August 31, 2016. The pro forma fees and expenses are estimated in good faith and are hypothetical, and do not reflect any change in expense ratios resulting from a change in assets under management since August 31, 2016 for either Fund. More current total net asset information is available at www.csimfunds.com.

Effective March 1, 2017, through the date the Reorganization is effected, CSIM will voluntarily waive and/or reimburse expenses in excess of its current fee waiver and reimbursement commitment to the extent necessary to maintain the Acquired Fund’s total annual fund operating expenses at 0.10% of its average daily net assets. There is no guarantee that this voluntary waiver will continue if the Reorganization is not approved by shareholders.

Annual Fund Operating Expenses

Annual Fund Operating Expenses are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, accounting or subaccounting, and other shareholder services. You do not pay these fees directly, but as the examples in the table below show, these costs are borne indirectly by all shareholders.

Shareholder Fees (fees paid directly from your investment)

Acquired Fund	Surviving Fund	Pro Forma Combined Surviving Fund
None	None	None

Annual Fund Operating Expenses (expense that you pay each year as a % of the value of your investment)

	Acquired Fund(1)		Surviving Fund(2)	Pro Forma Combined Surviving Fund
Management fees	0.25%		0.04%	0.04%
Distribution (12b-1) fees	None		None	None
Other expenses	0.29%		None	None

Total annual fund operating expenses	0.54%		0.04%	0.04%
Less Expense Reduction	-0.25%		None	None

Total annual fund operating expenses after expense reduction	0.29	%(3)	0.04%	0.04%

(1)	The Acquired Fund’s expenses are based on the Acquired Fund’s actual expenses for the fiscal year ended August 31, 2016.
(2)	Since the Surviving Fund had not yet commenced investment operations as of August 31, 2016, expenses are estimated for the current fiscal year ending August 31, 2017.
(3)	CSIM and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Acquired Fund to 0.29% for so long as CSIM serves as the adviser to the Acquired Fund (the “contractual expense limitation agreement”). This contractual expense limitation agreement may only be amended or terminated with the approval of the Acquired Fund’s Board of Trustees. CSIM and its affiliates have agreed to advance the fund certain litigation expenses in connection with certain legal matters (excluding amounts paid in connection with judgments and settlements) to the extent necessary to maintain these expense limitations. These advances are subject to repayment by the Acquired Fund to the extent the litigation expenses are subsequently paid or reimbursed to the Acquired Fund by its insurance carriers.

Once the Agreement and Plan of Reorganization is approved, the contractual expense limitation agreement described in the table above will be terminated. Effective March 1, 2017, through the date the Reorganization is effected, CSIM will voluntarily waive and/or reimburse expenses in excess of its current fee waiver and reimbursement commitment to the extent necessary to maintain the Acquired Fund’s total annual fund operating expenses at 0.10% of its average daily net assets. There is no guarantee that this voluntary waiver will continue if the Reorganization is not approved by shareholders.

Examples: These examples are intended to help you compare the cost of investing in the Acquired Fund and the Surviving Fund, and also allow you to compare these costs with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. The figures for the Acquired Fund are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the Funds or sold your shares at the end of each period. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$30	$93	$163	$368
Surviving Fund	$4	$13	$23	$51
Pro Forma Surviving Fund (assuming consummation of the Reorganization)	$4	$13	$23	$51

The projected post-Reorganization pro forma Annual Fund Operating Expenses and the pro forma example expenses presented above are based on numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the Surviving Fund’s assets, many of which are beyond the control of the Surviving Fund and CSIM.

C.	Comparison of Investment Objective and Principal Investment Strategies

The following is a comparison of the investment objectives and principal investment strategies of the Funds. As stated above, the Acquired Fund and Surviving Fund have substantially similar investment objectives and similar investment policies and restrictions; however, there are certain non-material differences. The Surviving Fund’s non-fundamental investment objective states that “the fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index composed of the total U.S. investment grade bond market.” The Surviving Fund tracks the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. Similarly, the Acquired Fund’s fundamental investment objective states that “the fund seeks high current income by tracking the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.” The Surviving Fund’s investment objective is not fundamental, which means that it may be changed by the Fund’s Board of Trustees without shareholder approval. The Acquired Fund’s investment objective is fundamental, which means that it may be changed only by a vote of a majority of the Fund’s outstanding voting shares.

It is the Surviving Fund’s “policy that under normal circumstances it will invest at least 90% of its net assets (net assets plus borrowings for investment purposes) in securities included in the index, including TBA transactions.” By contrast, the Acquired Fund “normally invests at least 80% of its net assets (net assets plus borrowings for investment purposes) in debt instruments of varying maturities.” The Surviving Fund’s principal investment strategies reflect the fact that the Surviving Fund will invest with the purpose of closely tracking the performance of its benchmark index, while the Acquired Fund may buy and sell portfolio securities actively, thus having maintained greater flexibility to make investments outside securities in its benchmark index. The primary differences between the Funds are noted in italics.

ACQUIRED FUND	SURVIVING FUND

Investment Objective	Investment Objective

The fund seeks high current income by tracking the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.

The investment objective is fundamental, which means that it may be changed only by vote of a majority of its outstanding voting shares.

The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index composed of the total U.S. investment grade bond market.

The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.

Principal Investment Strategies	Principal Investment Strategies
To pursue its goal, the fund primarily invests in a diversified portfolio of debt instruments that is designed to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The fund uses the index as a guide in structuring the fund’s portfolio and selecting its investments. However, the fund is not required to invest any percentage of its assets in the securities represented in the index.	To pursue its goal, the fund generally invests in securities that are included in the Bloomberg Barclays U.S. Aggregate Bond Index. The index is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, a security must be fixed rate, non-convertible, U.S. dollar denominated with at least $250 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including, bonds with equity type features (e.g., warrants, convertibles and preferreds), tax-exempt municipal securities, inflation-linked bonds, floating rate issues, strips, private placements, U.S. dollar denominated 25 and 50 par retail bonds, structured notes and pass-through certificates. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month. As of December 31, 2016, there were approximately 10,054 securities in the index.

The fund normally invests at least 80% of its net assets (net assets plus borrowings for investment purposes) in debt instruments of varying maturities. The fund will notify its shareholders at least 60 days before changing this policy. The fund invests primarily in investment grade instruments. The fund may invest in fixed-, variable- or floating-rate debt instruments. The fund may also invest in debt instruments of domestic and foreign issuers, including mortgage-backed or asset-backed securities.	It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets (net assets plus borrowings for investment purposes) in securities included in the index, including TBA transactions, as defined below. The fund will notify its shareholders at least 60 days before changing this policy. Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its index. The principal types of these investments include those that the investment adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the investment adviser anticipates will be added to the index; (b) high-quality liquid short-term investments, such as securities issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury, and obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities; (c) other investment companies; and (d) derivatives, principally futures contracts.

The fund may also invest in derivative instruments, principally futures contracts. The fund typically uses futures as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The fund may lend its securities to certain financial institutions to earn additional income.	The fund may use futures contracts and other derivatives primarily to help manage interest rate exposure. The fund may also invest in cash, cash equivalents and money market funds, and lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.

Because it is not possible or practical to purchase all of the securities in the index, the fund’s investment adviser will seek to track the total return of the index by using statistical sampling techniques. These techniques involve investing in a limited number of index securities that, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including interest rate and yield curve risk, maturity exposures, industry, sector and issuer weights, credit quality, and other risk factors and characteristics. The fund expects that its portfolio will hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective. The fund generally expects that its duration will closely correspond to the duration of the index, which as of December 31, 2016, was approximately 5.89 years.

The fund also may seek to obtain market exposure to the instruments in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as mortgage dollar rolls).	As of December 31, 2016, approximately 28.13% of the bonds represented in the index were U.S. fixed-rate agency mortgage pass-through securities. U.S. fixed rate agency mortgage pass-through securities are securities issued by entities such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) that are backed by pools of mortgages. Many transactions in fixed-rate mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, and are often referred to as “to-be-announced transactions” or “TBA transactions.” The fund anticipates that it may enter into such contracts on a regular basis. This may result in a significantly higher portfolio turnover for the fund than a typical index fund. The fund, pending settlement of such contracts, will invest its assets in high-quality liquid short-term instruments, including Treasury securities and shares of money market mutual funds. The fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the fund’s own fees and expenses.

The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry, group of industries or sector to approximately the same extent that its index is so concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.	The investment adviser seeks to achieve, over time, a correlation between the fund’s performance and that of its index, before fees and expenses, of 95% or better. However, there can be no guarantee that the fund will achieve a high degree of correlation with the index. A number of factors may affect the fund’s ability to achieve a high correlation with its index, including the degree to which the fund uses a sampling technique. The correlation between the performance of the fund and its index may also diverge due to transaction costs, asset valuations, timing variances, and differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index.

D.	Comparison of Principal Risks

Each Fund may invest in various types of securities or use certain investment techniques to achieve its investment objective. The following is a summary of the principal risks associated with such securities and investment techniques. Because each Fund has similar investment strategies and policies, the principal risks are also similar for each Fund, except that the Surviving Fund has additional risks relating to its sampling strategy. In addition, the Surviving Fund has a principal risk relating to its ability to concentrate in the securities of issuers to the extent its benchmark index is also concentrated, and a risk relating to investing in money market funds, both of which are also applicable to the Acquired Fund. Additional information about these risks is included below. As with any security, an investment in either Fund involves certain risks. The fact that a particular risk is not identified does not mean that a Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk.

ACQUIRED FUND	SURVIVING FUND

Principal Risks	Principal Risks

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money over short or long periods.	Market Risk. Financial markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Investment Style Risk. The fund invests in securities of the bond market, as measured by its comparative index. The fund is designed to follow the performance of its comparative index during upturns as well as downturns. As a result, the fund will not take steps to reduce market exposure or lessen the effects of a declining market.	Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.

Sampling Index Tracking Risk. The fund will not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund uses a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.

Tracking Error Risk. The fund is designed to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of a fund and its comparative index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund is not required to invest any percentage of its assets in securities represented in its comparative index and may not invest in certain securities in its comparative index, or match the securities’ weightings to its comparative index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.	Tracking Error Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index or match the securities’ weighting to the index.

Interest Rate Risk. The fund’s investments in fixed-income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a rise in interest rates could cause the fund’s share price to fall. The longer the fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. A change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates.	Interest Rate Risk. The fund’s investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a rise in interest rates could cause the fund’s share price to fall. The longer the fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. A change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.	Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which the fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates.	Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which the fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Transactions in mortgage pass-through securities

Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates – both increases and decreases – may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities often occur through To be Announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction could expose the fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.	often occur through TBA transactions, as described in the “Principal investment strategies” section above. Default by or bankruptcy of a counterparty to a TBA transaction could expose the fund to possible losses.

Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. The fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.	Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. The fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.	Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.

Prepayment and Extension Risk. The fund’s portfolio investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.	Prepayment and Extension Risk. Certain of the fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.	Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.

Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include: risks of adverse changes in foreign economic, political,	Non-U.S. Issuer Risk. The fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities to the extent such bonds are included in the fund’s index. The fund’s investments in bonds

regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. To the extent the fund’s investments in a single country or a limited number of countries represent a larger percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.	of non-U.S. issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with bonds issued by non-U.S. corporations and entities in emerging markets.

Currency Risk. As result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.

Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.	Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Portfolio Turnover Risk. The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the fund’s performance and may increase the likelihood of capital gain distributions.	Portfolio Turnover Risk. The fund may engage in frequent trading of its portfolio securities in connection with its tracking of the index, primarily due to the fund rolling over its positions in TBAs as it tracks the portion of the index represented by mortgage-backed securities. A higher portfolio turnover rate may result in increased transaction costs, which may lower the fund’s performance. A higher portfolio turnover rate can also result in an increase in taxable capital gains distributions to the fund’s shareholders.

Leverage Risk. Certain fund transactions, such as derivatives and mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.	Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Money Market Fund Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

E.	Comparison of Fund Performance

Set forth below is past performance information for the Acquired Fund. The Surviving Fund commenced investment operations on February 2, 2017 and therefore does not have performance information for one calendar year. However, the Surviving Fund is expected to track the performance (before fees and expenses) of its relevant benchmark index, which is the same as the Acquired Fund’s benchmark index.

The bar chart below shows how the Acquired Fund’s investment results have varied from year to year and the following table shows the Acquired Fund’s average annual total returns for various periods. This information provides some indication of the risks of investing in the Acquiring Fund. All figures assume distributions were reinvested. Keep in mind that future performance may differ from past performance.

Acquired Fund

Annual Total Returns (%) (as of 12/31/16)

The bar chart below shows how the Acquired Fund’s investment results have varied from year to year, and the following table shows how the Acquired Fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the Acquired Fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/schwabfunds_prospectus.

During all periods shown in the bar graph, the Acquired Fund’s highest quarterly return was 3.79%, for the quarter ended September 30, 2011, and its lowest quarterly return was -3.15%, for the quarter ended December 31, 2016.

Average Annual Total Returns (%) (as of 12/31/2016)

Schwab Total Bond Market Fund (“Acquired Fund”)	1 Year	5 Years	10 Years
Before taxes	2.23%	1.92%	2.72%
After taxes on distributions	1.26%	0.94%	1.52%
After taxes on distributions and sale of shares	1.27%	1.04%	1.62%
Comparative Index (reflects no deduction for expenses or taxes) Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%

F.	Management of the Funds

Investment Adviser: CSIM serves as the investment adviser of the Acquired Fund and the Surviving Fund.

Portfolio Managers: Matthew Hastings, Steven Hung, Mark McKissick and Alfonso Portillo serve as the portfolio managers for both Funds. Below is information regarding the portfolio managers of the Funds:

Matthew Hastings, CFA, Vice President and Head of Taxable Bond Strategies, is responsible for the day-to-day co-management of the Funds. He has managed the Acquired Fund since 2004 and the Surviving Fund since inception.

Steven Hung, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the Funds. He has managed the Acquired Fund since 2005 and the Surviving Fund since inception.

Mark McKissick, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Funds. He has managed the Acquired Fund since December 2016 and the Surviving Fund since inception.

Alfonso Portillo, Jr., Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the Funds. He has managed the Acquired Fund since 2007 and the Surviving Fund since inception.

G.	Purchase and Sale of Fund Shares

Each Fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share prices as of the normally scheduled close of regular trading on the NYSE for that day. When you place orders to purchase, exchange or redeem Fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the Funds and which generally are limited to institutional investors) may invest directly in a Fund by placing purchase, exchange and redemption orders through the Funds’ transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

•	by telephone at 1-800-407-0256; or

•	by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for the Acquired Fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion. There is no minimum initial investment for the Surviving Fund.

H.	Tax Information

Dividends and capital gains distributions received from a Fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

I.	Payments to Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

III. INFORMATION ABOUT THE REORGANIZATION

A.	Overview of the Proposed Reorganization

The Reorganization involves the transfer of all of the assets and liabilities of the Acquired Fund to the Surviving Fund in exchange for shares of the Surviving Fund. This transfer of assets and liabilities is expected to take place after market close on or about May 19, 2017. The transfer of assets by the Acquired Fund will occur at their then-current value as determined in accordance with the Acquired Fund’s valuation procedures, and shares of the Surviving Fund to be issued to the Acquired Fund will be valued at their then-current net asset value as determined in accordance with the Surviving Fund’s valuation procedures. The Acquired Fund’s and Surviving Fund’s valuation procedures are the same. Shares of the Surviving Fund will be distributed to shareholders of the Acquired Fund at the Closing Date in exchange for shares of the Acquired Fund. After completion of the Reorganization, each shareholder of the Acquired Fund will own shares of the Surviving Fund equal in value to the current net asset value of such shareholder’s shares of the Acquired Fund. Following the completion of the Reorganization, the Acquired Fund will be liquidated.

The Reorganization is intended to be tax-free for federal income tax purposes. This means that shareholders of the Acquired Fund will become shareholders of the Surviving Fund without recognizing any gain or loss for federal income tax purposes. This also means that it is intended that the Reorganization will be tax-free for the Surviving Fund for federal income tax purposes.

The Reorganization will not occur unless approved by a majority of the outstanding voting securities of the Acquired Fund, in accordance with the requirements under the 1940 Act. In addition, the implementation of the Reorganization is subject to a number of conditions set forth in the Plan. Among the more significant conditions is the receipt by the Funds of an opinion of counsel to the effect that the Reorganization will be treated as a tax-free transaction to the Funds and their shareholders for federal income tax purposes, as described further below. For more information about the Reorganization, see “Material Features of the Agreement and Plan of Reorganization” below.

CSIM will bear the costs and expenses related to the preparation and assembly of this Prospectus/Proxy Statement and all mailing and other expenses associated with the proxy solicitation process and the Reorganization, which are expected to be approximately $90,000.

B.	Material Features of the Agreement and Plan of Reorganization

The Plan sets forth the terms and conditions of the Reorganization. Material provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached as the Appendix to this Prospectus/Proxy Statement.

At the consummation of the Reorganization, which is expected to occur at the close of business on or about May 19, 2017, the Closing Date, all of the assets and liabilities of the Acquired Fund will be transferred to the Surviving Fund in exchange for shares of the Surviving Fund, such that at and after the Closing Date, the assets and liabilities of the Acquired Fund will become the assets and liabilities of the Surviving Fund. The transfer of assets by the Acquired Fund will occur at their then-current value as determined in accordance with the Acquired Fund’s valuation procedures and shares of the Surviving Fund to be issued to the Acquired Fund shall be valued at the then-current net asset value determined in accordance with the Surviving Fund’s valuation procedures. The Acquired Fund’s and Surviving Fund’s valuation procedures are the same. Shares of the Surviving Fund will be distributed to shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund. After completion of the Reorganization, each shareholder of the Acquired Fund will own shares of the Surviving Fund equal in value to the current net asset value of such shareholder’s shares of the Acquired Fund. Following the completion of the Reorganization, the Acquired Fund will be liquidated and its registration under the 1940 Act will be terminated.

The Plan provides that the Board will declare a dividend or dividends with respect to the Acquired Fund prior to the Closing Date. This dividend, together with all previous dividends, will have the effect of distributing to the shareholders of the Acquired Fund all undistributed ordinary income earned, tax-exempt income and net capital gains recognized up to and including the Closing Date. The shareholders of the Acquired Fund will recognize ordinary income and capital gain with respect to the portion of this distribution that is derived from ordinary income and capital gains and such income and gain may be subject to federal, state and/or local taxes.

Prior to the Closing Date, CSIM reserves the right to sell portfolio securities and/or purchase other securities for the Acquired Fund, to the extent necessary so that the asset composition of the Acquired Fund is consistent with the investment policies and restrictions of the Surviving Fund. To the extent the Acquired Fund sells securities at a gain, current shareholders may receive a capital gain dividend. Transaction costs associated with any such purchases and sales will be borne by the Acquired Fund, which will result in a decrease in the Acquired Fund’s net asset value.

The stock transfer books of the Trust with respect to the Acquired Fund will be permanently closed as of the close of business on the day immediately preceding the Closing Date. Redemption requests received thereafter by the Trust with respect to the Acquired Fund will be deemed to be redemption requests for shares of the Surviving Fund issued pursuant to the Plan. If any shares of the Acquired Fund are represented by a share certificate, the certificate must be surrendered to the Trust’s transfer agent for cancellation before the Surviving Fund shares issuable to the shareholder pursuant to the Plan will be redeemed. The Surviving Fund does not expect to issue share certificates with respect to the Surviving Fund. Any special options relating to a shareholder’s account in the Acquired Fund will transfer over to the Surviving Fund without the need for the shareholder to take any action.

The Reorganization is subject to a number of conditions as set forth in the Plan, a form of which is attached hereto as the Appendix. Except as set forth below, the Trust, by consent of its Board or an officer authorized by the Board, may waive any condition to the obligations of the Acquired Fund or the Surviving Fund under the Plan if, in its or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the shareholders of the Surviving Fund. Certain conditions under the Plan cannot be waived by the Trust, including the conditions that the Reorganization be approved by the shareholders of the Acquired Fund and that the Funds receive a favorable tax opinion from Dechert LLP. The Board may abandon the Plan and the Reorganization at any time for any reason prior to the Closing Date. The Plan provides further that at any time prior to the Reorganization the Funds may amend any of the provisions of the Plan; provided, however, that (i) no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund shares to be issued to Acquired Fund shareholders under the Plan to the detriment of such Acquired Fund shareholders; and (ii) the Board determines that such amendment is in the best interest of shareholders of both the Acquired Fund and the Surviving Fund.

CSIM has agreed to bear all of the expenses incurred in connection with the Reorganization including the costs of the proxy solicitation and tabulation.

The Board of the Acquired Fund has voted to approve the proposed Reorganization. The Board recommends that shareholders of the Acquired Fund also approve the proposed Reorganization. The actions contemplated by the Plan and the related matters described therein will be consummated only if approved by the affirmative vote of the majority of the outstanding voting securities of the Acquired Fund in accordance with the requirements under the 1940 Act.

C.	Description of Reorganization Shares

As part of the Reorganization, shareholders of the Acquired Fund will receive shares of the Surviving Fund that are equal in aggregate value to the aggregate value of assets transferred by the Acquired Fund to the Surviving Fund less the liabilities of the Acquired Fund that are assumed by the Surviving Fund as of the Closing Date. Shares of the Surviving Fund will be issued to the Acquired Fund’s shareholders in accordance with the Plan. The Surviving Fund shares have substantially the same rights and privileges as the Acquired Fund shares. For additional information about the Surviving Fund’s shares, see “Additional Information about the Funds—Shareholder Information.”

D.	Reasons for the Reorganization

The Board considered the Reorganization at a meeting held on January 18, 2017, and the Board, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act, approved the Plan. In approving the Reorganization, the Board determined that (i) participation in the Reorganization is in the best interest of the Acquired Fund and its shareholders; and (ii) the interests of the Acquired Fund’s shareholders will not be diluted as a result of the Reorganization.

In making this determination, the Board considered a number of factors, including:

•	the fact that the investment objective of the Acquired Fund is substantially similar to the investment objective of the Surviving Fund;

•

that the Surviving Fund has a significantly lower management fee, is expected to have significantly lower total operating expenses and has a “unitary fee structure” under which the Surviving Fund pays CSIM for the advisory and administration services rendered to the Fund and CSIM pays substantially all Fund operating expenses, subject to certain exclusions;

•	the similarity of the investment strategies of the Acquired Fund to those of the Surviving Fund, and the resulting overlap in underlying portfolio holdings;

•

the indexing strategy of the Surviving Fund and the possibility that the Surviving Fund’s strategy may lead to increased assets, which would allow the Surviving Fund to take advantage of increased portfolio diversification and reduced shareholder concentration, which have the potential to benefit all shareholders;

•	the future prospects of the Acquired Fund if the Reorganization was not effected;

•	the fact that CSIM would bear the expenses incurred in connection with the Reorganization;

•	the reasonableness of the terms of the Plan; and

•	that the Reorganization is intended to be tax-free for U.S. federal income tax purposes for shareholders of the Acquired Fund.

E.	Federal Income Tax Consequences

Each Fund has qualified and intends to continue to qualify (in the case of the Acquired Fund, through the Closing Date) as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, each of the Funds has been, and expects to continue to be, relieved of all or substantially all federal income taxes. Consummation of the transaction is subject to the condition that the Trust receives an opinion from Dechert LLP, subject to appropriate factual assumption and customary representations, substantially to the effect that for federal income tax purposes:

(1)	The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code;

(2)	No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Surviving Fund in exchange solely for the Surviving Fund shares and the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund or upon the distribution of Surviving Fund shares to the shareholders of the Acquired Fund;

(3)	No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Surviving Fund shares and the assumption by the Surviving Fund of the liabilities of the Acquired Fund;

(4)	The tax basis of the assets of the Acquired Fund received by the Surviving Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the exchange;

(5)	The holding period of the assets of the Acquired Fund received by the Surviving Fund will include the period during which such assets were held by the Acquired Fund (except where investment activities of Surviving Fund have the effect of reducing or eliminating a holding period with respect to an asset);

(6)	No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for Surviving Fund shares (including fractional shares to which they may be entitled);

(7)	The aggregate tax basis of Surviving Fund shares received by each shareholder of the Acquired Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor; and

(8)	The holding period of the Surviving Fund shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shares were held as a capital asset as of the Closing Date of the Reorganization.

No opinion will be expressed as to the effect of the Reorganization on the Acquired Fund or Surviving Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Prior to the Closing Date you may receive a taxable distribution of ordinary income of capital gains from the Acquired Fund.

The Funds have not sought a tax ruling on the federal tax consequences of the Reorganization from the IRS. The opinion to be received from Dechert LLP with respect to the federal income tax consequences of the Reorganization described in this section is not binding on the IRS and does not preclude the IRS from adopting a contrary position.

Shareholders should consult their own advisors concerning the potential tax consequences to them, including state and local income tax consequences.

F.	Shareholder Rights, Description of the Securities to be Issued

The Trust is organized as a Massachusetts business trust. The Acquired Fund and the Surviving Fund are both series of the Trust and, therefore, shareholders of the Acquired Fund and the Surviving Fund are shareholders of the same legal entity, the Trust. The Trust’s Agreement and Declaration of Trust, as amended to date (“Declaration of Trust”), the Trust’s governing document, does not afford any rights or privileges to the shareholders of the Surviving Fund that differ in any material respect from the rights or privileges afforded to the shareholders of the Acquired Fund. Therefore, shareholders of the Acquired Fund will receive shares of the Surviving Fund that have substantially similar rights and privileges as their shares of the Acquired Fund.

Each share in the Surviving Fund represents an equal proportionate interest in the Surviving Fund, and each shareholder is entitled to such dividends and distributions out of the income earned on the assets belonging to the Surviving Fund as are declared in the discretion of the Trust’s Board. When sold in accordance with the Declaration of Trust, and for the consideration described in its registration statement, shares of the Surviving Fund will be fully paid and non-assessable.

The Surviving Fund shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. In the event of a liquidation or dissolution of the Surviving Fund, its shareholders are entitled to receive the assets available for distribution belonging to the Surviving Fund and a proportionate distribution, based upon the relative asset values of the Trust’s series, of any general assets of the Trust not belonging to any particular series of the Trust which are available for distribution. In the event of a liquidation or dissolution of the Trust, its shareholders will be entitled to the same distribution process.

G.	Capitalization

The following table shows, on an unaudited basis, the capitalization as of December 31, 2016 for the Acquired Fund and the Surviving Fund, as well as pro forma capitalization giving effect to the Reorganization:

	Acquired Fund	Surviving Fund	Adjustments	Pro Forma Combined Surviving Fund
Net Assets	$1,365,180,902	$—	$—	$1,365,180,902
Shares Outstanding	145,310,269	—	(8,792,179)	136,518,090
Net Asset Value Per Share	$9.39	$10.00		$10.00

This information is for informational purposes only. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of the Acquired Fund and the Surviving Fund is likely to be different at the Closing Date as a result of market movements and daily share purchase and redemption activity in the Funds. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Surviving Fund that actually will be received on or after such date.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE

“FOR” THE PROPOSED REORGANIZATION

IV. ADDITIONAL INFORMATION ABOUT THE FUNDS

A.	Fundamental and Non-Fundamental Investment Policies

The Funds have adopted certain fundamental and non-fundamental investment policies concerning, among other things, diversification of the Fund’s investment portfolio, concentration in particular industries, borrowing and loaning money, and investing in real estate and commodities.    The Funds’ fundamental and non-fundamental investment policies are substantially similar, except for certain minor, non-material differences.

Fundamental investment policies cannot be changed without the vote of a majority of each Fund’s outstanding voting shares, as defined under the 1940 Act. Non-fundamental investment restrictions of a Fund can be changed by the Fund’s Board of Trustees.

Fundamental Investment Restrictions/Policies
ACQUIRED FUND	SURVIVING FUND

The Fund may:	The Fund may not:

Not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;

Not concentrate investments in a particular industry or group of industries, or within one state (except to the extent that the index which the Fund seeks to track is also so concentrated) as concentration is defined under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may concentrate its investments to approximately the same extent that the index the Fund is designed to track concentrates in the securities of a particular industry or group of industries and the Fund may invest without limitation in (a) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (b) tax-exempt obligations of state or municipal governments and their political subdivisions; and

Lend or borrow money to the extent permitted by the 1940 Act or rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Underwrite securities to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Not purchase securities of other investment companies, except as permitted by the 1940 Act.

Issue senior securities to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act or rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities issued by others, or pledge, mortgage or hypothecate any of its assets, except as permitted or not prohibited by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Investment Restrictions/Policies
ACQUIRED FUND	SURVIVING FUND

The Fund may not:	The Fund may not:

Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.	Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

Borrow money except that the Fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).	Borrow money except that the Fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).

Invest more than 15% of its net assets in illiquid securities.	Invest more than 15% of its net assets in illiquid securities.

Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

For further information relating to these investment restrictions for the Acquired Fund, please see the Acquired Fund SAI and Surviving Fund SAI, which are incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement.

B.	Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Acquired Fund SAI and Surviving Fund SAI, which are incorporated herein by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement.

C.	Fund Management

The investment adviser for the Funds is CSIM, 211 Main Street, San Francisco, CA 94105. CSIM was founded in 1989 and, as of December 31, 2016, managed approximately $302.2 billion in assets.

As the investment adviser, CSIM oversees the asset management and administration of the Acquired and Surviving Funds. As compensation for these services, CSIM receives a management fee from the Funds. For the 12 months ended August 31, 2016, these fees were 0.00% for the Acquired Fund. These figures, which are expressed as a percentage of the Acquired Fund’s average daily net assets, represent the actual amounts paid, including the effects of reductions. As compensation for these services CSIM receives a management fee from the Surviving Fund of 0.04%, expressed as a percentage of the Surviving Fund’s average daily net assets. Pursuant to the investment advisory agreement between CSIM and the Trust, on behalf of the Surviving Fund, the investment adviser will pay the operating expenses of the Surviving Fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses.

A discussion regarding the basis for the Board of Trustees’ approval of the Acquired Fund’s investment advisory agreement is available in the Acquired Fund Annual Report, which covers the period of September 1, 2015 through August 31, 2016. A discussion regarding the basis for the Board of Trustees’ approval of the Surviving Fund’s investment advisory agreement will be available in the Surviving Fund’s 2017 annual report, which will cover the period from the Surviving Fund’s inception through August 31, 2017.

CSIM or its affiliates may invest “seed” capital in a fund, such as the Surviving Fund. This investment is generally intended to enable the fund to commence investment operations and achieve sufficient economic scale. CSIM or its affiliates may hedge the exposure resulting from seed investments.

Matthew Hastings, CFA, Vice President and Head of Taxable Bond Strategies, leads the portfolio management team for Schwab’s taxable bond funds and the Schwab Fixed Income ETFs. He also has overall responsibility for all aspects of the management of the Funds. Prior to joining CSIM in 1999, Mr. Hastings was in fixed-income sales and trading at Lehman Brothers. He has worked in the fixed-income securities industry since 1996.

Steven Hung, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of each of the Funds. His primary focus is corporate bonds. Prior to joining CSIM in 1999, Mr. Hung was an associate in Schwab’s management training program for nine months. In that role, he worked as a clerk on the Options Trading Floor of the Pacific Coast Stock Exchange.

Mark McKissick, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of each of the Funds. His primary focus is taxable government securities. Prior to joining CSIM in 2016, Mr. McKissick worked for 17 years at Denver Investments, most recently as a director of fixed income and portfolio manager. He has worked in the fixed-income securities industry since 1992.

Alfonso Portillo, Jr., Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of each of the Funds. His primary focus is securitized products. Prior to joining CSIM in 2007, Mr. Portillo worked for ten years at Pacific Investment Management Company, most recently as a vice president and member of the mortgage- and asset-backed portfolio management team. He has worked in fixed-income asset management since 1996.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the funds is available in the Acquired Fund SAI and the Surviving Fund SAI, which are incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement.

Legal proceedings

On August 28, 2008, a class action lawsuit was filed in the U.S. District Court for the Northern District of California on behalf of investors in the Schwab Total Bond Market Fund. The lawsuit, which alleges breaches of contractual and fiduciary duties in connection with the fund’s investment policy, currently names CSIM and certain current and former fund Trustees as defendants. Allegations include that the fund failed to track the performance of its benchmark index for an approximately 18-month period between August, 2007 and February, 2009 and that it deviated from its stated investment objectives by investing in collateralized mortgage obligations (CMOs) and investing more than 25% of fund assets in CMOs and mortgage-backed securities. Plaintiffs seek unspecified compensatory damages and rescission damages, disgorgement, equitable and injunctive relief, and costs and attorneys’ fees. After proceedings before the District Court, all of plaintiffs’ claims were dismissed on March 2, 2011. Plaintiffs then appealed to the Ninth Circuit Court of Appeals. On March 9, 2015, the Ninth Circuit Court of Appeals reversed the District Court’s dismissal and remanded the case back to District Court. A petition by defendants for U.S. Supreme Court review of the Ninth Circuit decision was denied on October 6, 2015. In the interim, the case has been proceeding in District Court, with plaintiffs having filed a fourth amended complaint on June 25, 2015. Defendants moved to dismiss that complaint, and on October 6, 2015, the court dismissed plaintiffs’ contractual claims and the fiduciary duty claims against the fund and trust with prejudice, but declined to dismiss certain of plaintiffs’ claims for fiduciary breach against CSIM and certain current and former fund Trustees. On February 23, 2016, the court dismissed plaintiffs’ remaining claims with prejudice. Plaintiffs filed a Note of Appeal on February 25, 2016. At this time the defendants are unable to estimate whether they will incur a liability or the range of any liability in this matter and any liability incurred could exceed the limits of any potentially applicable insurance policies.

D.	Other Service Providers

The Funds’ other service providers are the same. These entities are listed below.

Charles Schwab Investment Management, Inc. 211 Main Street San Francisco, CA 94105	Administrator

Boston Financial Data Services, Inc. 2000 Crown Colony Drive Quincy, Massachusetts 02169	Transfer and Shareholder Service Agent

State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	Custodian and Fund Accountant

Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	Distributor

E.	Additional Information about the Surviving Fund

Below is additional information about the Surviving Fund’s investment objectives, principal investment strategies and principal risks.

Investment objective

The Surviving Fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index composed of the total U.S. investment grade bond market. The Fund’s investment objective is not fundamental and therefore may be changed by the Fund’s Board of Trustees without shareholder approval.

More information about principal investment risks

The Surviving Fund is subject to risks, any of which could cause an investor to lose money.

Market Risk. Financial markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Investment Style Risk. The Surviving Fund is not actively managed. Therefore, the Fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the Fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Fund’s expenses, the Fund’s performance may be below that of the index.

Interest Rate Risk. The Fund is subject to the risk that interest rates will rise and fall over time. As with any investment whose yield reflects current interest rates, the Fund’s yield will change over time. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns. Changes in interest rates also may affect the Fund’s share price: a rise in interest rates could cause the Fund’s share price to fall. The risk is greater when a Fund holds fixed-income securities with longer maturities. The Fund may also lose money if interest rates rise sharply. The longer a Fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. For example a Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise. Duration is an estimate of a security’s (or portfolio of securities) sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a particular security’s price sensitivity to changes in interest rates.

Credit Risk. The Fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of the Fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the Fund’s share price or yield to fall. Although the Fund invests primarily in U.S. government securities issued by the U.S. Treasury, which are guaranteed by the full faith and credit of the U.S. government, the Fund may also invest in securities that are not guaranteed or insured by the U.S. government. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law.

Sampling Index Tracking Risk. The Fund will not fully replicate the index and may hold securities not included in the index. As a result, the Fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the Fund uses a sampling approach it may not track the return of the index as well as it would if the Fund purchased all of the securities in the index.

Tracking Error Risk. As an index Fund, the Fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the Fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the Fund may not invest in certain securities in the index, match the securities’ weighting to the index, or the Fund may invest in securities not in the index, due to regulatory, operational, custodial, or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The Fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the Fund, operating expenses, and trading costs all affect the ability of the Fund to match the performance of the index because the index does not have to manage cash flows and does not incur any costs.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with its tracking of the index, primarily due to the Fund rolling over its positions in TBAs as it tracks the portion of the index represented by mortgage-backed securities. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs, though the brokerage costs incurred in connection with rolling over TBA positions are expected to be minimal. A high portfolio turnover rate also can result in an increase in taxable capital gains distributions to the Fund’s shareholders.

Prepayment and Extension Risk. The Fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Non-U.S. Issuer Risk. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investments in bonds of non-U.S. issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, non-U.S. issuers may be subject to less governmental regulation than U.S. issuers and legal remedies available to investors may be more limited than those available with respect to investments in the

United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position, and the prices of foreign bonds and the U.S. bonds have, at times, moved in opposite directions. Changes to the financial condition or credit rating of a non-U.S. issuer may also adversely affect the value of the non-U.S. issuer’s securities held by the Fund. These risks may be heightened in connection with bonds issued by non-U.S. corporations and entities in emerging markets.

Derivatives Risk. The Fund may invest in derivative instruments. The principal types of derivatives used by the Fund are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk, credit risk, liquidity risk and leverage risk, are discussed elsewhere in this section. The Fund’s use of derivatives is also subject to lack-of-availability risk, valuation risk, correlation risk and tax risk. Lack-of-availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. The Fund’s use of derivatives could reduce the Fund’s performance, increase the Fund’s volatility, and cause the Fund to lose more than the initial amount invested. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the Fund to become a commodity pool, which would require the Fund to comply with certain CFTC rules.

Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which the Fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates—both increases and decreases—may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities often occur through TBA transactions, as described in the “Principal investment strategies” section above. Default by or bankruptcy of a counterparty to a TBA transaction could expose the Fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.

Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, dealer inventories of certain securities – an indication of the ability of dealers to engage in “market making” – are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/ or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the Fund to meet redemption requests within the required time period. In order to meet such redemption requests, the Fund may be forced to sell securities at inopportune times or prices.

Concentration Risk. To the extent that the Fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. The fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

Securities Lending Risk. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund may pay lending fees to a party arranging the loan.

Money Market Fund Risk. The Fund may invest in underlying money market funds that either seek to maintain a stable $1 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when the Fund sells the shares it owns they may be worth more or less than what the Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

Maturity and duration: a brief explanation

“Maturity” and “duration” are concepts generally associated with fixed-income investments, such as bonds, and, as an investor or potential investor in a fixed-income fund, it is important that you have a basic understanding of each concept and how each relates to your investment. The following discussion about maturity and duration will also help you understand how bond prices— and, by extension, the share price of a fund that invests in bonds — can be expected to change given a change in interest rates.

Maturity and duration — the basics

A BOND is a loan between an issuer and a bondholder that obligates the issuer to pay the bondholder a specified sum of money, usually at specific intervals, over a specified period of time. More specifically, in exchange for the loan amount, or PRINCIPAL, a bondholder receives INTEREST — or COUPON — payments from the issuer as compensation for the use — or borrowing — of the bondholder’s principal for a specific period of time. “ISSUERS” may include entities such as corporations, governments, government agencies and municipalities, while “BONDHOLDERS” may include, but are not limited to, mutual funds or ETFs, banks, insurance companies and individuals.

In addition to the coupon payments that an issuer is obligated to pay a bondholder, the issuer is also obligated to repay the principal amount at “maturity.” A bond’s MATURITY represents when the final principal payment of a bond is scheduled to be repaid. Simply, it is the period of time until a bondholder can expect to receive all of its money, or principal, back from the issuer. A bond’s MATURITY DATE is the specific date by which the entire principal amount is to be repaid.

DURATION is a measure that estimates the sensitivity of a bond’s price relative to interest rate changes. Duration is often expressed as a period of time (i.e., 6 months, 1 year, 2.5 years, etc.). Generally, a lower duration indicates a lower sensitivity to changes in interest rates, and a higher duration indicates a higher sensitivity to changes in interest rates. Unlike maturity, which only measures the time until final payment of principal, duration considers the timing and pattern of interest and principal payments. Because different factors are considered when calculating maturity and duration, a bond’s duration is often shorter than its maturity and can at times be significantly shorter than the maturity. Another characteristic of duration is that for most fixed income investments, as interest rates decline, duration tends to increase. The converse it also true.

When thinking about the concepts of maturity and duration, there are two common risks1 generally associated with fixed-income investments that are important to consider. The first relates to maturity: there is risk that an issuer may be unable to repay the principal due. Usually, this risk increases with time. Bondholders typically have greater transparency with respect to an issuer’s ability to repay a loan over shorter time horizons, while assessing the future becomes more difficult as the periods get longer. As a result, bonds with longer maturities tend to carry higher repayment risk than bonds with shorter maturities. This is one reason why longer-maturity bonds typically pay higher interest rates than shorter-maturity bonds. Similarly, funds that invest in bonds with longer maturities are subject to higher repayment risk, but will typically pay higher dividends than funds that invest in bonds with shorter maturities.

The second risk relates to the impact of interest rates on a bond’s price. Interest rates generally fluctuate; meaning, they can increase or decrease prior to a bond’s maturity date. This means that during an investor’s holding period, a bond’s coupon may be less than or greater than current market interest rates. To the extent a bond’s coupon is different from current market interest rates, a bond’s price will fall or rise to align with current market interest rates. Bond prices exhibit an inverse relationship relative to interest rates: when interest rates decline, bond prices increase and vice versa. For example, assume you purchased a new issue bond when interest rates were 4%. Now assume that since you purchased that bond interest rates increased by 1% to 5%. Keeping in mind that bond prices and interest rates have an inverse relationship — when interest rates increase, a bond’s price declines — the price of the purchased 4% coupon bond in this example would decline because bonds can now be purchased with 5% coupons making the 4% coupon bond less valuable.

More on duration

While having a basic understanding of both maturity and duration is important for any fixed-income investor, maturity tends to be more straightforward than the concept of duration, which requires a bit more discussion. In its simplest terms, duration attempts to quantify and estimate how much a bond’s price can be expected to change in response to changing interest rates. Typically, duration increases as a bond’s maturity increases and decreases as a bond’s maturity decreases; meaning, longer-maturity bonds have higher durations than shorter-maturity bonds. With this in mind, remember that as duration increases, a bond’s sensitivity to changes in interest rates increases. That means that when interest rates increase:

•	Relative to longer duration bonds, shorter duration bonds would fall less in price because an investor’s principal would be repaid at the lower interest rate sooner.

•	Longer-duration bonds, on the other hand, would fall in price more than shorter-duration bonds, due to the longer horizon of holding bonds paying less interest than current interest rates.

[1]	All investments are subject to risks, including risks not discussed in this section of the Prospectus/Proxy Statement. Please refer to the risks disclosed elsewhere in this Prospectus/Proxy Statement and the Surviving Fund SAI, which is incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement to understand the risks of investing in the funds.

So, when looking at the example above, where interest rates rose from 4% to 5%, the extent to which the 4% coupon bond would decline in price is dependent upon the bond’s duration—the longer the duration, the more it would decline in price. For example, a 4% coupon bond with a duration of 2 years would decline less in price than a 4% coupon bond with a duration of 4 years. This is true when assessing the extent to which any bond’s price may change when interest rates change.

Beyond providing a way to compare the relative interest rate sensitivity of bonds, duration attempts to estimate the expected change in a bond’s value should interest rates change by 1%. Again, recall the example above, where interest rates rose from 4% to 5%. Under this scenario, a bond with a 6 year duration would generally be expected to decline in price by approximately 6% (1% price move for each year of duration), while a bond with a 7 year duration would generally be expected to decline in price by approximately 7%. If the example above were reversed and interest rates instead declined by 1%, from 4% to 3%, the opposite would occur:

•	Relative to longer-duration bonds, shorter duration bonds would appreciate less in price; longer-duration bonds would appreciate more in price than shorter-duration bonds.

•

A bond with a 6 year duration would generally be expected to increase in value by approximately 6% (1% price move for each year of duration), while a bond, or bond fund, with a 7 year duration would generally be expected to increase in value by approximately 7%.

It is important to understand that a bond’s duration is not constant. As stated earlier, duration considers the timing and pattern of interest and principal payments. As time progresses, the period of time remaining until interest and principal payments are made changes, impacting the duration of a bond—as the time until those payments are made shortens, the duration also shortens. In addition, and as discussed previously, duration is also impacted by interest rate changes. As such, duration is a gauge of a bond’s sensitivity to interest rate changes, but it should not be relied on as an exact measure of the price change if interest rates change.

Maturity and duration — at the fund level

A fund that invests in bonds is impacted in the same way as the individual bond described in the examples above—as interest rates increase the value of fund shares will decline, and as interest rates decline the value of fund shares will increase. To provide investors with information about a fund’s interest rate risk exposure, the fund typically provides the average maturity and duration of the portfolio, which take into consideration the maturity and duration of all the fund’s fixed-income investments. A fund with a shorter portfolio average maturity and duration is expected to be less impacted by changing interest rates than a fund with a longer portfolio average maturity and duration. Simply stated, a fund with a shorter portfolio average maturity and duration is generally less volatile as a result of interest rate changes than a fund with a longer portfolio average maturity and duration.

In the same way that a bond’s duration is not constant, a fund’s portfolio average maturity and duration are not constant. A fund’s portfolio average duration will change as a result of duration changes to the bonds the fund owns, as described above. Further, both the average maturity and duration may change as the fund’s portfolio manager buys and/or sells bonds owned by the fund. To remain aware of the interest rate sensitivity of funds you own, it is helpful to periodically review the fund’s reported average portfolio maturity and duration.

Maturity and duration — other fixed-income securities

The above discussion provides a general overview of the concepts of maturity and duration. Application and calculation of these concepts may be slightly different or become more complex when applied to other types of fixed-income securities, which may require different assessments to determine and/or calculate maturity and duration. For example, to calculate the duration for securitized investments, such as mortgage-backed securities and certain asset-backed securities, an investor must look-through to the instruments underlying the securities and must account for the pace of repayment of the underlying instruments. To learn more about maturity and duration for the specific types of fixed-income investments that these funds may invest in, please refer to the Surviving Fund SAI, which is incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement.

Portfolio holdings

The Surviving Fund may make various types of portfolio securities information available to shareholders. The Surviving Fund posts a detailed list of the securities held by the Surviving Fund at www.csimfunds.com/schwabfunds_prospectus (under “Portfolio Holdings”) as of the most recent calendar quarter-end. This list is generally updated approximately 15-20 days after the end of the calendar quarter remaining posted until at least the following calendar quarter. The Surviving Fund also posts in the fund summary section of the website and on Surviving Fund fact sheets certain summary portfolio attributes, including top ten holdings, approximately 5-25 days after the end of the calendar quarter. The Surviving Fund may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Surviving Fund. Further information regarding the Surviving Fund’s policy and procedures on the disclosure of portfolio holdings is available in the Surviving Fund SAI, which is incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement.

F.	Shareholder Information

In this section, you will find information on buying, selling and exchanging shares of the Acquired Fund and the Surviving Fund. You may invest in a Fund through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the fund (intermediary orders). Eligible Investors (as defined herein) may invest directly in a fund by placing orders through the Fund’s transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

On February 22, 2017 (the “Record Date”), the Acquired Fund closed to new investors. Existing shareholders (including participants in 401(k) plans) as of the Record Date may continue to purchase additional shares and receive dividends and/or distributions in the form of additional shares of the Acquired Fund, and registered investment advisers who maintain investments in the Acquired Fund on behalf of client accounts as of the Record Date may continue to purchase additional shares on behalf of their clients. Effective as of the Record Date, shareholders of other funds of the Schwab Funds and Laudus Funds group of funds will not be permitted to exchange any of their shares for shares of the Acquired Fund.

Investing through a financial intermediary

Placing orders through your intermediary

When you place orders through Schwab or other intermediaries, you are not placing your orders directly with a Fund, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the Fund on purchases, redemptions and exchanges of Fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, Fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the Fund. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The Fund is not responsible for the failure of your intermediary to carry out its responsibilities.

Only certain intermediaries are authorized to accept orders on behalf of a Fund. If your Fund shares are no longer held by an authorized intermediary, the Fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept Fund orders. Second, you may maintain a direct account with the Fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the Fund’s transfer agent, Boston Financial Data Services (“transfer agent”). The eligibility requirements and instructions for submitting an account application are set forth in the “Investing directly with the Funds” section below. If you do not exercise one of these options within ninety days, the Fund reserves the right to redeem your shares.

Buying, selling and exchanging shares through an intermediary

To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with a Fund.

When selling or exchanging shares, you should be aware of the following Fund policies:

•	A Fund may take up to seven days to pay sale proceeds.

•

The Funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a Fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•

Exchange orders are limited to other Schwab Funds® that are not Sweep Investments® or Laudus MarketMasters Funds® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

•	You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Investing directly with the Funds

Investor eligibility requirements for placing direct orders

Only Eligible Investors (as defined below) may purchase shares directly from a Fund’s transfer agent. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Eligible Investors may also be shareholders who receive shares of a Schwab Fund as a result of a reorganization. The Fund reserves the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with a Fund are subject to involuntary redemption by the Fund.

Opening an account to place direct orders

You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a Fund’s shares. Eligible Investors must open an account with the Fund through the Fund’s transfer agent prior to placing direct orders. You may obtain an account application by calling the transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.

Initial and additional direct purchases by wire

Subject to acceptance by the Fund, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the transfer agent. If you have not yet opened an account with the Fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the transfer agent at 1-781-796-2938. You must call the transfer agent at 1-800-407-0256 prior to the close of the Fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the transfer agent in good order on or prior to the close of the Fund will be processed at the net asset value per share of the Fund for that day. Your wired funds must be received and accepted by the transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the transfer agent at 1-800-407-0256 if you have any questions or need additional information.

Initial and additional direct purchases by mail

Subject to acceptance by a Fund, you may open an account and make your initial purchase and any additional purchases of the Fund’s shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the transfer agent at the address above. Be sure to include your account number on your check.

Subject to acceptance by a Fund, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of the Fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of Fund shares, a purchase order is received by the Fund on the day that it is in good order unless it is rejected by the Fund’s transfer agent. For a cash purchase order of Fund shares to be in good order on a particular day, a check must be received on or before the close of the Fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by the Fund after the deadline, the purchase price of Fund shares will be based upon the next determination of net asset value of Fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted by the Fund.

Direct redemptions and exchanges

When selling or exchanging shares directly, you should be aware of the following Fund policies:

•	A Fund may take up to seven days to pay sale proceeds.

•

The Funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a Fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•

Exchange orders are limited to other Schwab Funds® that are not Sweep Investments® or Laudus MarketMasters Funds®, and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

•	If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

•	You should read the prospectus for the Fund into which you are exchanging prior to placing your order.

Direct redemptions by telephone

If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the Fund next determined after receipt of your telephone redemption order by the transfer agent. Please note that the transfer agent may only act on telephone instructions believed by the transfer agent to be genuine. The transfer agent’s records of such instructions are binding on the shareholder. The Fund and its service providers (including the transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the transfer agent reasonably believes to be genuine. The transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Direct redemptions by mail

You may redeem your Fund shares by mail by sending a request letter to the Fund’s transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by the Fund at the net asset value per share of the Fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the Fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.

Additional direct redemption information

To protect you, the Fund and its service providers from fraud, signature guarantees may be required to enable the transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the transfer agent at 1-800-407-0256 for further details.

Direct exchange privileges

Upon request, and subject to certain limitations, shares of a Fund may be exchanged into shares of any other Schwab Fund that is not a Sweep Investment or Laudus MarketMasters Fund. In order to exchange your shares to another fund or class of shares, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging. Further, you should read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by exchange or conversion must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges and conversions will be made based on the respective net asset values next determined following receipt of the request by a Fund containing the information indicated below.

The Funds reserve the right to suspend or terminate the privilege of exchanging shares of the Funds by mail or by telephone at any time.

Direct exchanges by telephone

If you authorized the telephone redemption option in the account application, you may exchange Fund shares by telephone by calling the funds’ transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged; (c) the name of the Fund from which and the fund into which the exchange or conversion is to be made; and (d) the dollar or share amount to be exchanged or converted. Please note that the transfer agent may act only on telephone instructions believed by the transfer agent to be genuine. Please see the section entitled “Direct redemptions by telephone” for more information regarding transacting with the Funds’ transfer agent via telephone.

Direct exchanges by mail

To exchange fund shares by mail, simply send a letter of instruction to the Funds’ transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged (c) the Fund from and the Fund into which the exchange or conversion is to be made; (d) the dollar or share amount to be exchanged or converted; and (e) the signatures of all registered owners or authorized parties.

Share Price

The Funds are open for business each day that the New York Stock Exchange (NYSE) is open. Each Fund calculates its share price each business day as of the close of the NYSE (generally 4 p.m. Eastern time). If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share prices as of the normally scheduled close of regular trading on the NYSE for that day. A Fund’s share price is its net asset value per share, or net asset value (NAV), which is the Fund’s net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a Fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a Fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

In valuing its securities, a fund uses market quotes or official closing prices if they are readily available. In cases where quotes are not readily available or the adviser deems them unreliable, a fund may value securities based on fair values developed using methods approved by the fund’s Board of Trustees. When valuing fixed income securities with remaining maturities of more than 60 days, the funds use the value of the security provided by pricing services. The pricing services may value fixed income securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. When valuing fixed income securities with remaining maturities of 60 days or less, a fund may use the security’s amortized cost, which approximates the security’s market value.

Additional policies affecting your investment

There is no minimum investment for the Surviving Fund. The minimum investment for the Acquired Fund is $100. The minimum for the Acquired Fund may be waived for certain retirement plans and plan participants, and for certain investment programs, or in the Acquired Fund’s sole discretion.

Choose an option for Fund distributions

If you are an Eligible Investor placing direct orders with the Fund, you will have one of the three options described below for Fund distributions. If you don’t indicate a choice, you will receive the first option. If you are placing orders through an intermediary, you will select from the options for Fund distributions provided by your intermediary, which may be different than those provided by the Funds to Eligible Investors. You should consult with your financial intermediary to discuss available options.

Option	Feature
Reinvestment	All dividends and capital gain distributions are invested automatically in shares of your fund.

Cash/reinvestment mix	You receive payment for dividends, while any capital gain distributions are invested in shares of a fund.

Cash	You receive payment for all dividends and capital gain distributions.

Each Fund reserves certain rights, including the following:

•	To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•	To change or waive a Fund’s investment minimums.

•	To suspend the right to sell shares back to a Fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

•	To withdraw or suspend any part of the offering made by this prospectus.

Payments by the investment adviser or its affiliates

The investment adviser or its affiliates may make cash payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in Fund shares. The investment adviser or its affiliates may also make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services. The payments or discounts described by this paragraph may be substantial; however, distribution-related services provided by such intermediaries are paid by the investment adviser or its affiliates, not by the Fund or its shareholders.

Shareholder servicing plan – Acquired Fund only

The Board of Trustees of the Acquired Fund has adopted a Shareholder Servicing Plan (the Plan) on behalf of the Funds. The Plan enables the Fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the Funds.

Pursuant to the Plan, the Acquired Fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the Fund), and the Fund will pay no more than 0.25% of the average annual daily net asset value of the Fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.

Policy regarding short-term or excessive trading

The Funds are intended for long-term investment and not for short-term or excessive trading (collectively “market timing”). Market timing may adversely impact a Fund’s performance by disrupting the efficient management of the Funds, increasing fund transaction costs and taxes, causing the Fund to maintain higher cash balances, and diluting the value of the Funds’ shares.

In order to discourage market timing, the Fund’s Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by Fund shareholders. The Funds seek to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the Funds’ policy regarding short-term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the Fund.

Although these methods are designed to discourage market timing, there can be no guarantee that the funds will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. The Funds and their service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of each Fund’s long-term shareholders. The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

The Funds or their service providers maintains risk-based surveillance procedures designed to detect market timing in Fund shares in amounts that might be detrimental to a Fund. Under these procedures, the Funds have requested that service providers to a Fund monitor transactional activity in amounts and frequency determined by the Funds to be significant to a Fund and in a pattern of activity that potentially could be detrimental to a Fund. If a Fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the Fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.

If trades are effected through a financial intermediary, the Funds or their service providers will work with the intermediary to monitor possible market timing activity. The Funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in a Fund. Transactions by Fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of a Fund. The Funds may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in a fund through such intermediary. The Fund will defer to an intermediary’s policies only after the Fund determines that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to a Fund and in a pattern of activity that potentially could be detrimental to a Fund.

Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions. The Funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.

Fair value pricing

The Board of Trustees has adopted procedures to fair value the Funds’ securities when market prices are not “readily available” or are unreliable. For example, a Fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the funds seek to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a Fund’s portfolio holdings and the net asset value of a Fund’s shares, and seeks to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

The Funds make fair value determinations in good faith in accordance with each Fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a Fund could obtain the fair value assigned to the security upon the sale of such security.

Large shareholder redemptions

Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their holdings in a Fund may impact a Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact a Fund’s brokerage costs.

Customer identification and verification and anti-money laundering program

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, taxpayer identification number and other information that will allow the Funds or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.

The Funds or your financial intermediary are required by law to reject your new account application if the required identifying information is not provided. The Fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if it is unable to obtain this information. In certain instances, the Funds or your financial intermediary are required to collect documents that will be used solely to establish and verify your identity.

The Fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). A

Fund, however, reserves the right to close and/or liquidate your account at the then-current day’s price if the Fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under U.S. federal law. Each Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Distributions and taxes

Any investment in a Fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the Acquired Fund SAI and Surviving Fund SAI, which are incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

As a shareholder, you are entitled to your share of the dividends and gains a Fund earns. The Funds distribute to their shareholders substantially all of its net investment income and net capital gains, if any. Each Fund declares a dividend every business day based on its determination of its net investment income. The Funds pay their dividends on the last business day of each month. Although it cannot be guaranteed by a Fund, the Funds do not expect to make distributions that will be treated as return of capital. The Funds expect to pay any capital gain distributions in December of every year to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each Fund’s capital gain distribution, if any, may be made available on the Fund’s website: www.csimfunds.com.

Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, your Fund distributions generally have tax consequences. The Funds’ net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a Fund.

The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts. Because a Fund’s income is expected to consist of interest rather than dividends, it is anticipated that no portion of its distributions will generally be eligible for the lower individual tax rates applicable to qualified dividend income. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for one-year or less, long-term if you held the shares longer. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition.

In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

At the beginning of every year, the Funds provide shareholders with information detailing the tax status of any distributions a Fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements, and may also include a breakdown of a Fund’s income from each state.

Prior to January 1, 2012, when shareholders sold Fund shares from a taxable account, they typically received information on their tax forms that calculated their gain or loss using the average cost method. This information was not previously reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. However, in accordance with legislation passed by Congress in 2008, each Fund reports cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Each Fund permits shareholders to elect their preferred cost basis method. In the absence of an election, a Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments, including investments made prior to January 1, 2012 and sold thereafter.

A Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders if the shareholders fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (unless a lower treaty rate applies) on amounts treated as ordinary dividends from a Fund, as discussed in more detail in the Acquired Fund SAI and Surviving Fund SAI, which are incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement. Furthermore, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.

Additional information

Index provider

CSIM has entered into a license agreement with Bloomberg Finance L.P. to use the Bloomberg Barclays U.S. Aggregate Bond Index. Fees payable under the license agreement are paid by CSIM. Bloomberg has no obligation to continue to provide the index to CSIM beyond the term of the license agreement.

Disclaimers

“BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”) or Bloomberg’s licensors own all proprietary rights in the BLOOMBERG BARCLAYS INDICES. Neither Bloomberg nor Barclays Bank Plc or Barclays Capital Inc. or their affiliates (collectively “Barclays”) guarantee the timeliness, accuracy or completeness of any data or information relating to BLOOMBERG BARCLAYS INDICES or make any warranty, express or implied, as to the BLOOMBERG BARCLAYS INDICES or any data or values relating thereto or results to be obtained therefrom, and expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect thereto. It is not possible to invest directly in an index. Back-tested performance is not actual performance. Past performance is not an indication of future results. To the maximum extent allowed by law, Bloomberg and its licensors, and their respective employees, contractors, agents, suppliers and vendors shall have no liability or responsibility whatsoever for any injury or damages - whether direct, indirect, consequential, incidental, punitive or otherwise - arising in connection with BLOOMBERG BARCLAYS INDICES or any data or values relating thereto - whether arising from their negligence or otherwise. This document constitutes the provision of factual information, rather than financial product advice. Nothing in the BLOOMBERG BARCLAYS INDICES shall constitute or be construed as an offering of financial instruments or as investment advice or investment recommendations (i.e., recommendations as to whether or not to “buy,” “sell,” “hold” or enter into any other transaction involving a specific interest) by Bloomberg or its affiliates or licensors or a recommendation as to an investment or other strategy. Data and other information available via the BLOOMBERG BARCLAYS INDICES should not be considered as information sufficient upon which to base an investment decision. All information provided by the BLOOMBERG BARCLAYS INDICES is impersonal and not tailored to the needs of any specific person, entity or group of persons. Bloomberg and its affiliates express no opinion on the future or expected value of any security or other interest and do not explicitly or implicitly recommend or suggest an investment strategy of any kind. In addition, Barclays is not the issuer or producer of the BLOOMBERG BARCLAYS INDICES and has no responsibilities, obligations or duties to investors in these indices. While Bloomberg may for itself execute transactions with Barclays in or relating to the BLOOMBERG BARCLAYS INDICES, investors in the BLOOMBERG BARCLAYS INDICES do not enter into any relationship with Barclays and Barclays does not sponsor, endorse, sell or promote, and Barclays makes no representation regarding the advisability or use of, the BLOOMBERG BARCLAYS INDICES or any data included therein. Customers should consider obtaining independent advice before making any financial decisions.

G.	Distribution Arrangement

Pursuant to the Amended and Restated Distribution Agreement between Schwab and the Trust, on behalf of the Funds, Schwab is the principal underwriter for shares of the Funds and is the Trust’s agent for the purpose of the continuous offering of the Funds’ shares. The Funds pay for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the distribution agreement.

Additional information about distribution arrangement of the Funds is contained in the Acquired Fund SAI and Surviving Fund SAI, which are incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement.

V. FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Acquired Fund’s financial performance for the periods shown. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Acquired Fund (assuming reinvestment of all dividends and distributions). The information for the past five years has been audited by PricewaterhouseCoopers LLP, the Acquired Fund’s independent registered public accounting firm, whose reports, along with the Fund’s financial statements, are included in the Acquired Fund Annual Report to their Shareholders for the fiscal year ended August 31, 2016. A free copy of the Acquired Fund Annual Report is available upon request as described on page 2 of this Prospectus/Proxy Statement.

There are no financial highlights for the Surviving Fund because it has not completed a fiscal period.

Schwab Total Bond Market Fund

Financial Statements

Financial Highlights

	9/1/15–	9/1/14–	9/1/13–	9/1/12–	9/1/11–
	8/31/16	8/31/15	8/31/14	8/31/13	8/31/12
Per-Share Data
Net asset value at beginning of period	$9.46	$9.55	$9.26	$9.76	$9.51

Income (loss) from investment operations:
Net investment income (loss)	0.20 [1]	0.19 [1]	0.21	0.20	0.25
Net realized and unrealized gains (losses)	0.33	(0.07)	0.30	(0.47)	0.26

Total from investment operations	0.53	0.12	0.51	(0.27)	0.51
Less distributions:
Distributions from net investment income	(0.21)	(0.21)	(0.22)	(0.23)	(0.26)

Net asset value at end of period	$9.78	$9.46	$9.55	$9.26	$9.76

Total return	5.69%	1.25%	5.56%	(2.85%)	5.46%

Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.29%	0.29%	0.29%	0.29%	0.29%
Gross operating expenses	0.54%	0.54%	0.55%	0.56%	0.56%
Net investment income (loss)	2.06%	2.03%	2.18%	2.10%	2.58%
Portfolio turnover rate[2]	92%	82%[3]	93%	165%	160%
Net assets, end of period (x 1,000,000)	$1,406	$1,273	$1,021	$885	$957

[1]	Calculated based on the average shares outstanding during the period.
[2]	Includes to-be-announced (TBA) transactions (if any).
[3]	Revised methodology adopted as of August 31, 2015. For comparison purposes, portfolio turnover rate would have been 108% using previous methodology.

VI. VOTING INFORMATION

This section provides information on a number of topics relating to proxy voting and the shareholder meeting.

A.	Record Date

Shareholders of the Acquired Fund as of February 22, 2017, the Record Date, will be entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

As of February 22, 2017, the Record Date, the total number of outstanding shares of the Acquired Fund was             . Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote.

B.	Proxy Solicitation

The Acquired Fund has retained Broadridge Financial Solutions, Inc., a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation of proxies. The anticipated cost associated with the solicitation of proxies by the Proxy Solicitor is approximately $40,000 plus any reasonable out-of-pocket expenses incurred by the Proxy Solicitor. The expenses associated with the Proxy Solicitor will be borne by CSIM. Proxies may be solicited by mail, electronically, by telephone, fax, in person or by other means, and representatives of the Proxy Solicitor, the Trust, CSIM and Schwab may participate in the solicitation of proxies.

You may vote in several ways, listed below.

•	In person at the Meeting;

•	By mail by returning the attached proxy card(s);

•	Through the Internet by going to the internet site listed on your proxy card(s) and following the on-screen instructions;

•	By touch tone telephone by calling the telephone number listed on your proxy card(s) and following the recorded instructions; or

•

Over the telephone by calling [            ]. A representative of the Proxy Solicitor will answer your call. When receiving your instructions by telephone, the Proxy Solicitor representative is required to ask you for your full name and address and to confirm that you have received the Prospectus/Proxy Statement in the mail. If the information you provided matches the information provided to the Proxy Solicitor by the Acquired Fund, the Proxy Solicitor representative will explain the voting process. The Proxy Solicitor is not permitted to recommend to you how to vote, other than to read any recommendation included in the Prospectus/Proxy Statement.

The Proxy Solicitor will record your instructions and transmit them to the official tabulator and send you a letter or mailgram to confirm your vote. That letter will also ask you to call the Proxy Solicitor immediately if the confirmation does not reflect your instruction correctly. You may receive a call from a representative of the Proxy Solicitor, the Trust, CSIM or Schwab if the Proxy Solicitor has not yet received your vote. The Proxy Solicitor may ask you for authority by telephone to permit the Proxy Solicitor to sign a proxy on your behalf. The Proxy Solicitor will record all instructions, in accordance with the procedures set forth above. The Acquired Fund believes those procedures are reasonably designed to determine accurately the shareholder’s identity and voting instructions.

Revoking a Proxy. Shareholders may revoke a proxy at any time up until voting results are announced at the Meeting. You can do this by writing to the Secretary of the Acquired Fund, c/o CSIM Legal, 211 Main Street, San Francisco, California 94105, by voting in person at the Meeting or submitting a later-dated proxy card.

C.	Proxy Solicitation Costs

CSIM has agreed to bear the expenses incurred in connection with the Reorganization, including the costs of the preparation, printing, solicitation, and tabulation of proxies.

D.	Quorum and Required Vote for the Proposal

Quorum. In order to transact business at the Meeting, a “quorum” must be present in person or by proxy at the Meeting. Any lesser number of shares, however, is sufficient for adjournments. The holders of a majority of the Acquired Fund’s shares entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting.

Approval. Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote. Approval of the Reorganization requires the approval of the holders of a majority of the outstanding voting securities of the Acquired Fund, voting together as a single class, in accordance with the requirements under the 1940 Act, which means the affirmative vote of the lesser of (1) 67% or more of the outstanding voting securities of the Acquired Fund present at the Meeting if more than 50% of the outstanding voting securities of the Acquired Fund are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund.

If the Reorganization is not approved by shareholders, then the Acquired Fund will remain in existence, and the Board of the Acquired Fund will consider what, if any, additional steps to take, including consideration of the possibility of liquidating the Acquired Fund.

A vote of shareholders of the Surviving Fund is not needed to approve the Reorganization.

Tabulation of Votes. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Acquired Fund to tabulate such votes. The tabulators will count the total number of votes cast “for” approval of the Reorganization proposal for purposes of determining whether sufficient affirmative votes have been cast. The tabulators will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum at the Meeting. Because these shares will be counted as present, but not as voting in favor of the proposal, these shares will have the same effect as if they cast votes against the Reorganization. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters. It is anticipated that such broker-dealers will not have discretionary authority to vote on the Reorganization. The absence of instructions from the beneficial owner will result in a “broker non-vote” with respect to the Reorganization.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the proposal, your shares will be voted by the proxies “FOR” the Reorganization.

E.	Other Voting Information

Adjournment and Postponement. If a quorum is not present at the Meeting, or in the event that sufficient votes in favor of the Reorganization are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments or postponements of the Meeting for a reasonable time in order to defer action on the proposal. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present at the session of the Meeting to be adjourned, as required by the Trust’s Declaration of Trust and Amended and Restated Bylaws. The persons named as proxies will vote in favor of adjournments those proxies that they are entitled to vote in favor of the Reorganization. They will vote against any such adjournment those proxies required to be voted against the Reorganization and will abstain from voting on adjournment all shares represented by proxies that abstain from voting on the Reorganization and any “broker non-votes”. Therefore, abstentions and “broker non-votes” will have the same effect as a vote “against” adjournment. A broker “non-vote” on a proposal results from a proxy submitted by a broker that does not indicate a vote for the proposal because the broker declined to vote on the particular matter and the broker’s customer did not send the broker instructions on how to vote on the proposal. Any adjournment does not require notice to shareholders other than an announcement at the Meeting being adjourned. The Trust’s Board may postpone the Meeting prior to the Meeting with notice to the shareholders entitled to vote at the Meeting.

Shareholder Proposals. The Trust does not intend to hold meetings of its shareholders except to the extent that such meetings are required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent Trust shareholder meeting should send their written proposals to the Secretary of the Trust, c/o CSIM Legal, 211 Main Street, San Francisco, California 94105 within a reasonable time before such meeting.

Communications with the Board. Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Trust at c/o CSIM Legal, 211 Main Street, San Francisco, California 94105. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Other Matters. The Acquired Fund is not aware of any other matters that are expected to arise at the Meeting. If any other matters properly come before the Meeting, however, proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy card.

Delivery to Shareholders Sharing an Address. Multiple shareholders sharing an address may receive one Prospectus/Proxy Statement unless the Acquired Fund has received contrary instructions from one or more of such shareholders. Upon written or oral request, the Acquired Fund will deliver a separate copy of this Prospectus/Proxy Statement to a shareholder at a shared address to which a single copy of this Prospectus/Proxy Statement was previously delivered. Shareholders sharing an address may request a separate copy of this Prospectus/Proxy Statement or any future annual report or proxy statement or, if you are currently receiving multiple copies of such documents, request delivery of a single copy of annual reports or proxy statements by writing to the Trust at 211 Main Street, San Francisco, California 94105 or by calling [            ].

F.	Control Persons and Principal Holders of Securities

Principal Shareholders. The table below sets forth the names, addresses and percentage ownership of those shareholders owning beneficially or of record 5% or more of the outstanding shares of each Fund as of February 22, 2017. Those persons who beneficially own more than 25% of a Fund may be deemed to control such Fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

As of December 31, 2016, the net assets of the Acquired Fund were $1,365,180,902, and the total number of outstanding shares was 145,310,269. As of [            ], 2017, the net assets of the Surviving Fund were $            , and the total number of outstanding shares was             .

As of February 22, 2017, the following shareholders owned, of record, or to the knowledge of the Funds, beneficially, 5% or more of the outstanding shares of the Funds.

Acquired Fund	Name and address	Percentage of Outstanding Shares Owned	Nature of Ownership

Surviving Fund	Name and address	Percentage of Outstanding Shares Owned	Nature of Ownership

On the basis of the shareholdings information presented above, the following persons will own the following percentage of the outstanding shares of the Surviving Fund upon consummation of the Reorganization. This table assumes that the value of the shareholder’s interest in a Fund on the date of the consummation of the Reorganization is the same as on February 22, 2017.

Surviving Fund	Name and address	Percentage of Outstanding Shares Owned	Nature of Ownership

Control Persons. As of February 22, 2017, CSIM and its affiliates held of record approximately [    ]% of the outstanding shares of the Acquired Fund, as agent or custodian for their customers, and in some cases did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares. Shares of the Acquired Fund may be held by other investment companies advised by CSIM. In the event that these investment companies are entitled to vote on the proposal, these investment companies will vote any shares of the Acquired Fund in proportion to the votes of all other shareholders of the Acquired Fund.

As of February 22, 2017, CSIM and its affiliates held of record approximately [    ]% of the outstanding shares of the Surviving Fund, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

As of February 22, 2017, the Trustees and officers as a group owned less than 1% of the outstanding shares of each of the Acquired Fund and of the Surviving Fund, and less than 1% of the outstanding shares of all Fund of the Trust in the aggregate.

VII. INFORMATION AVAILABLE THROUGH THE SEC

This Prospectus/Proxy Statement and the related Statement of Additional Information do not contain all the information set forth in the registration statements, the exhibits relating thereto, and the annual and semi-annual reports filed by the Funds as such documents have been filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number of the Trust’s registration statement, which contains each Fund’s statutory prospectus and related SAI, is 811-06200.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, each Fund files reports and other information with the SEC. Reports, proxy material, registration statements, and other information filed by the Funds (including the Registration Statement relating to the Funds on Form N-14 of which this Prospectus/Proxy Statement is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549-1520 or 44 Montgomery Street, Suite 2600, San Francisco, CA 94104-4716. Copies of such material may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding the Funds and other registrants that file electronically.

APPENDIX

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 19th day of May, 2017, by and between Schwab Investments, a Massachusetts business trust (the “Trust”), on behalf of its Schwab Total Bond Market Fund (the “Acquired Fund”), and the Trust, on behalf of its Schwab U.S. Aggregate Bond Index Fund (the “Surviving Fund” and, together with the Acquired Fund, the “Funds”). Charles Schwab Investment Management, Inc. (“CSIM”) joins this Agreement solely for purposes of Sections 15(b) and 19(b). Except for the Acquired Fund and Surviving Fund, no other series of the Trust are parties to this Agreement. The Trust has its principal place of business at 211 Main Street, San Francisco, CA, 94105.

WHEREAS, the Trust was established on October 25, 1990 under the laws of the Commonwealth of Massachusetts as a business trust under an Agreement and Declaration of Trust, as amended and restated from time to time, and the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquired Fund and the Surviving Fund are each a separate investment series of the Trust and the Acquired Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;

WHEREAS, each of the Acquired Fund and the Surviving Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Funds intend this Agreement to be, and adopt it as, a plan of reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the Trustees of the Trust, including a majority of Trustees who are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Trust, have determined that the transactions contemplated herein are in the best interests of the Funds and that the interests of the Funds’ respective existing shareholders will not be diluted as a result.

NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound hereby, the parties hereto hereby agree to effect the transfer of all of the assets of the Acquired Fund solely in exchange for the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund and shares of beneficial interest of the Surviving Fund (“Surviving Fund Shares”) followed by the distribution, at the Closing Date (as defined in Section 14 of this Agreement), of such Surviving Fund Shares to the holders of shares of the Acquired Fund (“Acquired Fund Shares”) on the terms and conditions hereinafter set forth in liquidation of the Acquired Fund. The parties hereto hereby covenant and agree as follows:

1.    Plan of Reorganization. At the Closing Date, the Acquired Fund shall assign, deliver and otherwise transfer all of its assets and good and marketable title thereto, and assign all of the liabilities as of the Valuation Time (as defined in Section 6 of this Agreement), to the Surviving Fund, free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and the Surviving Fund shall acquire all assets, and shall assume all liabilities of the Acquired Fund, and the Surviving Fund shall deliver to the Acquired Fund a number of Surviving Fund Shares (both full and fractional) equivalent in value to the Acquired Fund Shares outstanding immediately prior to the Closing Date. Shareholders of record of the Acquired Fund at the Closing Date shall be credited with full and fractional shares of the Surviving Fund. The assets and liabilities of the Acquired Fund shall be exclusively assigned to and assumed by the Surviving Fund. All debts, liabilities, obligations and duties of the Acquired Fund, to the extent that they exist at or after the Closing Date, shall after the Closing Date attach to the Surviving Fund and may be enforced against the Surviving Fund to the same extent as if the same had been incurred by the Surviving Fund. The events outlined in this Section 1 are referred to herein collectively as the “Reorganization.”

2.    Transfer of Assets.

(a)    The assets of the Acquired Fund to be acquired by the Surviving Fund and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in a statement of assets and liabilities, to be prepared as of the Valuation Time (the “Statement of Assets and Liabilities”), as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Fund and other property owned by the Acquired Fund at the Closing Date.

(b)    The Surviving Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to in the second sentence of this paragraph that do not conform to the Surviving Fund’s investment objectives, policies, and restrictions. The Acquired Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Surviving Fund with a list of its portfolio securities and other investments. In the event that the Acquired Fund holds any investments that the Surviving Fund may not hold, the Acquired Fund, if requested by the Surviving Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Acquired Fund and the Surviving Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Surviving Fund with respect to such investments, the Acquired Fund, if requested by the Surviving Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund, such disposition would either violate the Acquired Fund’s fiduciary duty to its shareholders or adversely affect the tax-free nature of the Reorganization.

(c)    The Acquired Fund shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), to deliver, at or prior to the Closing Date, a certificate of an authorized officer stating that: (i) assets have been delivered in proper form to the Surviving Fund at the Closing Date, and (ii) all necessary taxes in connection with the delivery of the assets, including all applicable foreign, federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Surviving Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver prior to or as of the Closing Date by book entry, in accordance with the customary practices of any securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund’s assets are deposited, the Acquired Fund’s assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds prior to or as of the Closing Date.

(d)    The Acquired Fund shall direct Boston Financial Data Services, Inc. (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver prior to or as of the Closing Date a certificate of an authorized officer stating that its records contain the names and addresses of the holders of the Acquired Fund Shares and the number and percentage ownership of outstanding shares owned by each shareholder immediately prior to the Closing Date. The Surviving Fund shall issue and deliver a confirmation evidencing the Surviving Fund Shares to be credited at the Closing Date to the Secretary of the Acquired Fund, or provide evidence that the Surviving Fund Shares have been credited to the Acquired Fund’s account on the books of the Surviving Fund. No later than the Closing Date, each party shall deliver to the other such bill of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.    Calculations.

(a)    The number of full and fractional shares of the Surviving Fund to be issued in exchange for the Acquired Fund’s assets pursuant to Section 1 hereof shall be determined by multiplying the outstanding shares of the Acquired Fund by the ratio computed by dividing the net asset value per share of the Acquired Fund by the net asset value per share of the Surviving Fund at the Valuation Time, determined in accordance with Section 3(b). Shareholders of record of the Acquired Fund at the Closing Date shall be credited with full and fractional shares of the Surviving Fund.

(b)    The net asset value per share of the Surviving Fund Shares shall be the net asset value per share computed as of the time at which the Surviving Fund’s net asset value is calculated at the Valuation Time, in accordance with the valuation policies and procedures as adopted by the Trust as described in the then current prospectus and statement of additional information of the Funds under the Securities Act of 1933 (the “1933 Act”).

4.    Final Distribution. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain for the current taxable year ending on the Closing Date.

5.     Valuation of Assets. The value of the assets of the Acquired Fund shall be the value of such assets computed as of the time at which the Acquired Fund’s net asset value is calculated at the Valuation Time. The net asset value of the assets of the Acquired Fund to be transferred to the Surviving Fund shall be computed by the Acquired Fund. In determining the value of the securities transferred by the Acquired Fund to the Surviving Fund, each security shall be priced in accordance with the valuation policies and procedures as adopted by the Trust as described in the then current prospectus and statement of additional information of each of the Funds under the 1933 Act. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by the Acquired Fund, provided that such determination shall be subject to the approval of the Surviving Fund. The Acquired Fund and the Surviving Fund agree to use all commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences.

6.    Valuation Time. The valuation time shall be 4:00 p.m., Eastern Time, on May 19, 2017, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of the Funds (the “Valuation Time”). Notwithstanding anything herein to the contrary, in the event that at the Valuation Time, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund is practicable.

7.    Liquidation of the Acquired Fund and Cancellation of Shares. At the Closing Date, the Acquired Fund will liquidate and the Surviving Fund Shares (both full and fractional) received by the Acquired Fund will be distributed to the shareholders of record of the Acquired Fund as of the Closing Date in exchange for their Acquired Fund Shares and in complete liquidation of the Acquired Fund. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Surviving Fund in the name of each shareholder of the Acquired Fund that represents the respective number of Surviving Fund Shares due such shareholder. All of the issued and outstanding shares of the Acquired Fund shall be cancelled on the books of the Trust at the Closing Date and shall thereafter represent only the right to receive Surviving Fund Shares. The Acquired Fund’s transfer books shall be closed permanently. The Trust also shall take any and all other steps as shall be necessary and proper to effect a complete termination of the Acquired Fund.

8.    Representations and Warranties of the Surviving Fund. The Surviving Fund represents and warrants to the Acquired Fund as follows:

(a)    The Surviving Fund has been duly established as a separate investment series of the Trust, which is a business trust duly organized and validly existing under the Commonwealth of Massachusetts.

(b)    The Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

(c)    The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest. The shares of the Surviving Fund have been duly established and represent a fractional undivided interest in the

Surviving Fund. The issued and outstanding shares of the Surviving Fund are duly authorized, validly issued, fully paid and nonassessable. There are no outstanding options, warrants or other rights of any kind to acquire from the Trust any shares or equity interests of the Surviving Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Trust committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with the Surviving Fund. The Surviving Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund’s shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares, and will be fully paid and nonassessable.

(d)    The execution, delivery and performance of this Agreement by the Trust, on behalf of the Surviving Fund, and the consummation of the transactions contemplated herein have been duly and validly authorized by the Trust’s Board of Trustees and no other proceedings by the Surviving Fund are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Trust, on behalf of the Surviving Fund, and assuming due authorization, execution and delivery by the Trust, on behalf of the Acquired Fund, is a legal, valid and binding obligation of the Trust, as it relates to the Surviving Fund, enforceable in accordance with its terms subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles. The Surviving Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

(e)    The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f)    Except as otherwise disclosed in writing and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement. The Surviving Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)    Except for contracts and agreements disclosed to the Acquired Fund, under which no default exists, the Surviving Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Surviving Fund.

(h)    As of the Closing Date, all Federal and other tax returns, information returns and other tax-related reports of the Surviving Fund required by law to have been filed by such date (including extensions) shall have been filed, and all taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Surviving Fund’s knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to any of such returns.

(i)    The Surviving Fund does not have any unamortized or unpaid organizational fees or expenses.

(j)    For each prior taxable year of its operation (if any), and with respect to its taxable year including the Closing Date, the Surviving Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected (or will elect) to be treated as such, and has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code. The Surviving Fund currently qualifies, and shall continue to qualify, as a regulated investment company under the Code.

(k)    The Surviving Fund agrees to use all reasonable efforts to obtain any necessary approvals and authorizations required by the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l)    The proxy statement and prospectus and statement of additional information (collectively, the “Prospectus/Proxy Statement”) to be included in the Surviving Fund’s registration statement on Form N-14 (the “Registration Statement”) and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Surviving Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the Commission thereunder on the effective date of such Registration Statement. Each of the Prospectus/ Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Surviving Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that the Surviving Fund makes no representations or warranties as to the information contained in the Prospectus/Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to the Acquired Fund and furnished by the Acquired Fund to the Surviving Fund specifically for use in connection with the Prospectus/Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

9.    Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to the Surviving Fund as follows:

(a)    The Acquired Fund has been duly established as a separate investment series of the Trust, which is a business trust duly organized and validly existing under the Commonwealth of Massachusetts.

(b)    The Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)    The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest. The shares of the Acquired Fund have been duly established and represent a fractional undivided interest in the Acquired Fund. The issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly authorized, validly issued, fully paid and nonassessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Transfer Agent as provided in Section 2(d). There are no outstanding options, warrants or other rights of any kind to acquire from the Trust any shares or equity interests of the Acquired Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Trust committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with the Acquired Fund.

(d)    The audited financial statements of the Acquired Fund as of August 31, 2016 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein or in the Acquired Fund’s current registration statement filed on Form N-1A.

(e)    Since August 31, 2016, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund. For purposes of this paragraph (e), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(f)    The Acquired Fund will have, at the Closing Date, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Surviving Fund pursuant to Section 1. Upon delivery and payment for such assets, the Surviving Fund will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims other than as disclosed to the Surviving Fund and accepted by the Surviving Fund.

(g)    The execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquired Fund, and the consummation of the transactions contemplated herein have been duly and validly authorized by the Trust’s Board of Trustees and no other proceedings by the Acquired Fund are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Trust, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery by the Trust, on behalf of the Surviving Fund, is a legal, valid and binding obligation of the Trust, as it relates to the Acquired Fund, enforceable in accordance with its terms subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles. The Acquired Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

(h)    The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i)    Except as otherwise disclosed in writing or in the Acquired Fund’s current registration statement filed on Form N-1A, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(j)    Except for contracts and agreements disclosed to the Surviving Fund, under which no default exists, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Acquired Fund.

(k)    As of the Closing Date, all Federal and other tax returns, information returns and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including extensions) shall have been filed, and all taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to any of such returns.

(l)    For each prior taxable year of its operation, and with respect to its taxable year ending on the Closing Date, the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected (or will elect) to be treated as such, and has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code. The Acquired Fund currently qualifies, and shall continue to qualify, as a regulated investment company under the Code for its taxable year ending on the Closing Date.

(m)    The Prospectus/Proxy Statement to be included in the Registration Statement and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Acquired Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the Commission thereunder on the effective date of such Registration Statement. Each of the Prospectus/Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Acquired Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that the Acquired Fund makes no representations or warranties as to the information contained in the Prospectus/Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to the Surviving Fund and furnished by the Surviving Fund to the Acquired Fund specifically for use in connection with the Prospectus/Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

10.    Covenants of the Surviving Fund and the Acquired Fund.

(a)    The Surviving Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

(b)    The Acquired Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

(c)    Subject to the provisions of this Agreement, the Surviving Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

(d)    As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, if any, that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and certified by the Acquired Fund’s President, Vice President or Treasurer.

(e)    On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid), realized net capital gain and net tax-exempt interest income for the current taxable year ending on the Closing Date.

11.    Conditions Precedent to Obligations of the Surviving Fund. The obligations of the Surviving Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)    All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. On the Closing Date, the Surviving Fund shall have received a certificate from the President or Vice President of the Acquired Fund, dated as of such date, certifying on behalf of the Acquired Fund that as of such date that the conditions set forth in this clause (a) have been met.

(b)    The Surviving Fund shall have received an opinion of Dechert LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Surviving Fund, covering the following points:

(i)    The Acquired Fund is a separate investment series of the Trust, which is duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

(ii)    The Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(iii)    This Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution, and delivery of this Agreement by the Surviving Fund, is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(iv)    The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated in the Agreement will not, conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, the then-current Agreement and Declaration of Trust or by-laws of the Acquired Fund, or, to the knowledge of such counsel (without any independent investigation), any material agreement or instrument to which the Acquired Fund is a party or by which any properties belonging to the Acquired Fund may be bound.

(v)    To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and the 1940 Act, and as may be required under state securities laws or where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquired Fund or the consummation of the transactions contemplated by this Agreement.

(vi)    To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its respective properties or assets and the Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Registration Statement.

(vii)    Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund’s registration statement, or any amendment or supplement thereto, in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are legally issued and fully paid and non-assessable (except that shareholders of the Acquired Fund may under certain circumstances be held personally liable for its obligations).

Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. In addition, such counsel shall be entitled to state that they have relied upon officers’ certificates and certificates of public officials in rendering their opinion.

(c)    The Acquired Fund shall have delivered to the Surviving Fund at the Closing Date the Acquired Fund’s Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Acquired Fund as to the aggregate asset value of the Acquired Fund’s portfolio securities.

(d)    On the Closing Date, the Acquired Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by the Acquired Fund prior to or at the Closing Date and the Surviving Fund shall have received a certificate from the President or Vice President of the Acquired Fund, dated as of such date, certifying on behalf of the Acquired Fund that the conditions set forth in this clause (d) have been and continue to be, satisfied.

12.    Conditions Precedent to Obligations of the Acquired Fund. The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

(a)    All representations and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. On the Closing Date, the Acquired Fund shall have received a certificate from the President or Vice President of the Surviving Fund, dated as of such date, certifying on behalf of Surviving Fund that as of such date that the conditions set forth in this clause (a) have been met.

(b)    On the Closing Date, the Surviving Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by the Surviving Fund prior to or at the Closing Date and the Acquired Fund shall have received a certificate from the President or Vice President of the Surviving Fund, dated as of such date, certifying on behalf of the Surviving Fund that the conditions set forth in this clause (c) have been, and continue to be, satisfied.

13.    Further Conditions Precedent to Obligations of the Acquired Fund and the Surviving Fund. If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Funds, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)    The Trust’s Board of Trustees, on behalf of each of the Acquired Fund and Surviving Fund, shall have approved this Agreement.

(b)    This Agreement and the transactions contemplated herein have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the Trust’s then-current Agreement and Declaration of Trust and applicable law and certified copies of the votes evidencing the approval will have been delivered to the Surviving Fund.

(c)    On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(d)    All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(e)    The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(f)    The Funds shall have received a favorable opinion of Dechert LLP addressed to the Surviving Fund and the Acquired Fund substantially to the effect that with respect to the Acquired Fund and the Surviving Fund for Federal income tax purposes:

(i)    The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code.

(ii)    No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Surviving Fund in exchange solely for the Surviving Fund Shares and the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund or upon the distribution of Surviving Fund Shares to the shareholders of the Acquired Fund.

(iii)    No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Surviving Fund Shares and the assumption by the Surviving Fund of the liabilities of the Acquired Fund.

(iv)    The tax basis of the assets of the Acquired Fund received by the Surviving Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the exchange.

(v)    The holding period of the assets of the Acquired Fund received by the Surviving Fund will include the period during which such assets were held by the Acquired Fund (except where investment activities of the Surviving Fund have the effect of reducing or eliminating a holding period with respect to an asset).

(vi)    No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for Surviving Fund Shares (including fractional shares to which they may be entitled).

(vii)    The aggregate tax basis of Surviving Fund Shares received by each shareholder of the Acquired Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor.

(viii)    The holding period of the Surviving Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shares were held as a capital asset as of the Closing Date of the Reorganization.

No opinion will be expressed as to the effect of the Reorganization on the Acquired Fund or the Surviving Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Dechert LLP may reasonably request, and the Acquired Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Acquired Fund may waive the conditions set forth in this Section 13(f).

14.    Closing Date of the Reorganization. The exchange of the Acquired Fund’s assets for the Surviving Fund Shares shall be effective as of close of business on May 19, 2017, or at such other time and date as fixed by the mutual consent of the parties (the “Closing Date”).

15.    Termination.

(a)    This Agreement may be terminated by the mutual agreement of the Surviving Fund and the Acquired Fund. In addition, either the Surviving Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date:

(i)     because of a material breach by the other party of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

(ii)     because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met; or

(iii)    by resolution of the Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of the Board, make proceeding with the Agreement not in the best interests of either of the Acquired Fund’s or Surviving Fund’s shareholders.

(b)    In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquired Fund, the Surviving Fund, the Trust, or their Trustees or officers, to the other party. In such event, CSIM shall bear the expenses incurred by the Acquired Fund and the Surviving Fund incidental to the preparation and carrying out of this Agreement as provided in Section 19.

16.    Amendment. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Funds; provided, however, that (i) no such amendment may have the effect of changing the provisions for determining the number of the Surviving Fund shares to be issued to the Acquired Fund shareholders under the Plan to the detriment of such Acquired Fund shareholders; and (ii) the Board determines that such amendment is in the best interest of shareholders of the Acquired Fund and the Surviving Fund.

17.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

18.    Notices. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed as follows:

Acquired Fund: Brett Wander Schwab Investments 211 Main Street San Francisco CA, 94105 with a copy to: Douglas Dick, Esq. Dechert LLP 1900 K Street, NW Washington, DC 20006	Surviving Fund: Brett Wander Schwab Investments 211 Main Street San Francisco CA, 94105 with a copy to: Douglas Dick, Esq. Dechert LLP 1900 K Street, NW Washington, DC 20006

19.    Fees and Expenses.

(a)    Each of the Surviving Fund and the Acquired Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

(b)    Except as otherwise provided for herein, all expenses that are solely and directly related to the reorganization contemplated by this Agreement will be borne and paid by CSIM.

20.    Headings, Counterparts, Assignment.

(a)    The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(b)    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

(c)    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

(d)    The Surviving Fund and Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

(e)    A copy of the Trust’s Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trust by officers of such Trust as officers and not individually and that the obligations of or arising out of this Agreement with respect to the Surviving Fund and the Acquired Fund are not binding upon any of the trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property belonging to the Surviving Fund and the Acquired Fund.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

SCHWAB INVESTMENTS, ON BEHALF OF ITS SERIES, THE SCHWAB TOTAL BOND MARKET FUND

By:
Name: Marie Chandoha
Title: President and Chief Executive Officer

SCHWAB INVESTMENTS, ON BEHALF OF ITS SERIES, THE SCHWAB U.S. AGGREGATE BOND INDEX FUND

By:
Name: Marie Chandoha
Title: President and Chief Executive Officer

SOLELY FOR PURPOSES OF SECTIONS 15(b) and 19(b), CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

By:
Name: George Pereira
Title: Chief Operating Officer

SCHWAB INVESTMENTS

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

SCHWAB TOTAL BOND MARKET FUND

[            , 2017]

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

OF SCHWAB INVESTMENTS

This proxy is for your use in voting on various matters relating to Schwab Total Bond Market Fund (the “Fund”), a portfolio of Schwab Investments (the “Trust”). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Catherine MacGregor, Christine Pierangeli, Alexandra Riedel and Jennifer Hafner, and each of them (with full power of substitution), the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on [            , 2017], at the offices of Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California, 94105 commencing at [             a.m.] Pacific time and any adjournments thereof (the “Special Meeting”), and to vote all of the shares of the Fund that the signer(s) would be entitled to vote at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement dated [                , 2017].

This proxy, when properly executed, will be voted as indicated below. If you sign without otherwise indicating a vote on the proposal, this proxy will be voted FOR the proposal. As to any other matter that may properly come before the Special Meeting, the shares will be voted by said proxies in accordance with their judgment. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement dated [            , 2017].

PROXY TABULATOR	4 EASY WAYS TO VOTE YOUR PROXY
PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	Vote by Mail: Check the appropriate box on the reverse side of this proxy card, date and sign below and return in the postage-paid envelope provided.
Vote Touch Tone Telephone: Call the toll free telephone number on your proxy card(s). Follow the recorded instructions.
Vote via the Internet: Log on to the internet site listed on your proxy card(s). Follow the on-screen instructions.
Vote with a Live Representative: Call toll free Call toll free to speak with a live Proxy Solicitor representative.to speak with a live Proxy Solicitor representative.

Dated:
Signature(s)
Please sign exactly as your name(s) appear on this card. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner must sign.

Please fill in boxes as shown using black or blue ink or number 2 pencil.	☒
PLEASE DO NOT USE FINE POINT PEN

The Board of Trustees recommends that you vote FOR the Proposal.

Proposal:	To approve an Agreement and Plan of Reorganization by and between the Trust, on behalf of the Fund, and the Trust, on behalf of Schwab U.S. Aggregate Bond Index Fund, another series of the Trust, which provides for and contemplates: (1) the transfer of all of the assets and liabilities of the Fund to Schwab U.S. Aggregate Bond Index Fund in exchange for shares of Schwab U.S. Aggregate Bond Index Fund; and (2) the distribution of the shares of Schwab U.S. Aggregate Bond Index Fund to the shareholders of the Fund in liquidation of the Fund.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

SCHWAB INVESTMENTS

211 Main Street

San Francisco, CA 94105

(800) 648-5300

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of the Assets and Liabilities of

SCHWAB TOTAL BOND MARKET FUND

a series of

Schwab Investments

211 Main Street

San Francisco, CA 94105

By and in Exchange for Shares of

SCHWAB U.S. AGGREGATE BOND INDEX FUND

a series of

Schwab Investments

211 Main Street

San Francisco, CA 94105

[            ], 2017

This Statement of Additional Information (the “SAI”), which is not a prospectus, relating specifically to the proposed transfer of all assets and liabilities of the Schwab Total Bond Market Fund (the “Acquired Fund”) to the Schwab U.S. Aggregate Bond Index Fund (the “Surviving Fund”) (the “Reorganization”), should be read in conjunction with the Prospectus/Proxy Statement dated             , 2017 relating specifically to the Reorganization (the “Prospectus/Proxy Statement”). The Reorganization will be considered by shareholders of the Acquired Fund on May 18, 2017, at 9:00 a.m. Pacific time, at the offices of Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California 94105. Copies of the Prospectus/Proxy Statement may be obtained at no charge by calling the Trust at [            ].

This SAI, relating specifically to the Reorganization, consists of this cover page and the following described documents, each of which is incorporated by reference herein:

1. The Statement of Additional Information of the Trust relating to the Acquired Fund dated December 15, 2016, (the “Acquired Fund SAI”).

2. The Statement of Additional Information of the Trust relating to the Surviving Fund dated February 2, 2017, (the “Surviving Fund SAI”).

3. The Report of the Independent Registered Public Accounting Firm and audited financial statements of the Acquired Fund included in the Acquired Fund’s Annual Report for the period ended August 31, 2016 (the “Acquired Fund Annual Report”). No other parts of the Acquired Fund Annual Report are incorporated herein by reference.

4. The pro forma financial information of the Surviving Fund as of August 31, 2016.

A.	General Information

The Board of Trustees of the Acquired Fund has approved an Agreement and Plan of Reorganization (the “Plan”) which contemplates the transfer of all the assets and liabilities of the Acquired Fund to the Surviving Fund in exchange for shares of the Surviving Fund.

After the transfer of all its assets and liabilities in exchange for shares of the Surviving Fund, the Acquired Fund will distribute the Surviving Fund shares to its shareholders in liquidation of the Acquired Fund. Each shareholder owning shares of the Acquired Fund at the closing of the Reorganization will receive shares of the Surviving Fund equal in aggregate value to his or her interest in the Acquired Fund, and will receive any unpaid dividends or distributions on shares of the Acquired Fund that were declared at or before the closing of the Reorganization. The Surviving Fund will establish an account for each former beneficial or record shareholder of the Acquired Fund reflecting the appropriate number of shares distributed to the shareholder. These accounts will be substantially identical to the accounts currently maintained by the Surviving Fund for each shareholder. In connection with the Reorganization, all outstanding shares of the Acquired Fund will be cancelled, and the Acquired Fund will wind up its affairs and be terminated. For further information about the Reorganization, see the Prospectus/Proxy Statement.

B.	Additional Information about the Acquired Fund and the Surviving Fund

This SAI incorporates by reference the Acquired Fund SAI and the Surviving Fund SAI.

C.	Financial Statements

Historical financial information regarding the Acquired Fund is incorporated herein by reference as follows: the Report of the Independent Registered Public Accounting Firm and audited financial statements of the Acquired Fund included in the Acquired Fund Annual Report are incorporated herein by reference to such Annual Report. No other parts of the Acquired Fund Annual Report are incorporated herein by reference. The Surviving Fund commenced investment operations on February 23, 2017 and has not yet filed any shareholder reports. The pro forma financial information of the Surviving Fund that is included herein has as its effective date August 31, 2016, as that date is the date of the most recent audited financial statements of the Acquired Fund.

D.	Pro Forma Financial Information

The unaudited pro forma financial information set forth below is presented for the information of the reader and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization occurred on August 31, 2016.

The pro forma numbers have been estimated in good faith based on information regarding the Acquired Fund and the Surviving Fund. The unaudited pro forma financial information should be read in conjunction with the annual shareholder report of the Acquired Fund dated August 31, 2016.

The unaudited pro forma information for the period ended August 31, 2016 has been prepared to give effect to the Reorganization of the Acquired Fund with and into the Surviving Fund pursuant to the Agreement and Plan of Reorganization (the “Plan”) as if it had been consummated on August 31, 2016.

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BASIS OF PRO FORMA FINANCIAL INFORMATION

The Funds have substantially similar investment objectives and similar investment policies and restrictions; however, there are certain non-material differences. The Surviving Fund’s non-fundamental investment objective states that, “the fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index composed of the total U.S. investment grade bond market.” The Surviving Fund tracks the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. Similarly, the Acquired Fund’s fundamental investment objective states that, “the fund seeks high current income by tracking the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.”

It is the Surviving Fund’s “policy that under normal circumstances it will invest at least 90% of its net assets (net assets plus borrowings for investment purposes) in securities included in the index, including TBA transactions.” By contrast, the Acquired Fund “normally invests at least 80% of its net assets (net assets plus borrowings for investment purposes) in debt instruments of varying maturities.” The Surviving Fund’s principal investment strategies reflect the fact that the Surviving Fund invests with the purpose of closely tracking the performance of its benchmark index, while the Acquired Fund maintains greater flexibility to make investments in securities that are not included in its benchmark index. The Funds’ fundamental and non-fundamental investment restrictions are substantially the same, with minor, non-material differences.

Charles Schwab Investment Management, Inc. (“CSIM”) serves as the investment adviser of the Acquired Fund and the Surviving Fund, and the two Funds provide the same support services to their shareholders. In addition, the portfolio managers are the same for the Surviving Fund as they currently are for the Acquired Fund.

The Acquired Fund currently pays CSIM a management fee at the annual rate of 0.25% of the value of the Fund’s average daily net assets. The Surviving Fund currently pays CSIM a management fee at the annual rate of 0.04% of the value of the Fund’s average daily net assets. Effective March 1, 2017, through the date the Reorganization is effected, CSIM will voluntarily waive and/or reimburse expenses in excess of its current fee waiver and reimbursement commitment to the extent necessary to maintain the Acquired Fund’s total annual fund operating expenses at 0.10% of its average daily net assets.

On January 18, 2017, the Board of Trustees of the Acquired Fund approved the Plan. Pursuant to the Plan, and subject to shareholder approval, all of the assets and liabilities of the Acquired Fund will be transferred to the Surviving Fund in exchange for shares of the Surviving Fund, such that at and after the Closing Date, the assets and liabilities of the Acquired Fund will become the assets and liabilities of the Surviving Fund. The transfer of assets by the Acquired Fund will occur at their then-current value as determined in accordance with the Acquired Fund’s valuation procedures and shares of the Surviving Fund to be issued to the Acquired Fund shall be valued at the then-current net asset value determined in accordance with the Surviving Fund’s valuation procedures. The Acquired Fund’s and Surviving Fund’s valuation procedures are the same. Shares of the Surviving Fund will be distributed to shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund. After completion of the Reorganization, each shareholder of the Acquired Fund will own shares of the Surviving Fund equal in value to the current net asset value of such shareholder’s shares of the Acquired Fund. Following the completion of the Reorganization, the Acquired Fund will be liquidated and its registration under the 1940 Act will be terminated.

Under U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the surviving entity for pre-reorganization periods will not be restated. The Surviving Fund will be the accounting survivor of the Reorganization for financial statement purposes. The Funds have similar investment objectives and similar investment strategies.

Under the terms of the Plan, the Reorganization of the Acquired Fund into the Surviving Fund is expected to be a tax-free reorganization for federal income tax purposes.

3

Table 1 – Acquired Fund’s and Surviving Fund’s Net Assets as of December 31, 2016

The table below shows the net assets of the Acquired Fund, the Surviving Fund and the Pro Forma combined net assets, assuming the Reorganization was completed as of December 31, 2016.

Acquired Fund’s Net Assets	Surviving Fund’s Net Assets	Pro Forma Adjustment	Pro Forma Combined Net Assets
$1,365,180,902	$—	$—	$1,365,180,902

Pro Forma Adjustments

The following tables compare the fees and expenses you may bear directly or indirectly as an investor in the Surviving Fund versus the Acquired Fund, and show the projected (“pro forma”) estimated fees and expenses of the Surviving Fund as of August 31, 2016, assuming consummation of the Reorganization. Fees and expenses shown for the Acquired Fund and the Surviving Fund were determined based on each Fund’s average net assets as of the fiscal period ended August 31, 2016. The pro forma fees and expenses are estimated in good faith and are hypothetical, and do not reflect any change in expense ratios resulting from a change in assets under management since August 31, 2016 for either Fund.

Shareholder Fees (fees paid directly from your investment)

Acquired Fund	Surviving Fund	Pro Forma Combined Surviving Fund
None	None	None

Annual Fund Operating Expenses (expense that you pay each year as a % of the value of your investment)

	Acquired Fund(1)		Surviving Fund(2)	Pro Forma Combined Surviving Fund
Management fees	0.25%		0.04%	0.04%
Distribution (12b-1) fees	None		None	None
Other expenses	0.29%		None	None

Total annual fund operating expenses	0.54%		0.04%	0.04%
Less Expense Reduction	-0.25%		None	None

Total annual fund operating expenses after expense reduction	0.29	%(3)	0.04%	0.04%

(1)	The Acquired Fund’s expenses are based on the Acquired Fund’s actual expenses for the fiscal year ended August 31, 2016.
(2)	Since the Surviving Fund had not yet commenced investment operations as of August 31, 2016, expenses are estimated for the current fiscal year ending August 31, 2017.
(3)	CSIM and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Acquired Fund to 0.29% for so long as CSIM serves as the adviser to the Acquired Fund (the “contractual expense limitation agreement”). This contractual expense limitation agreement may only be amended or terminated with the approval of the Acquired Fund’s Board of Trustees. CSIM and its affiliates have agreed to advance the fund certain litigation expenses in connection with certain legal matters (excluding amounts paid in connection with judgments and settlements) to the extent necessary to maintain these expense limitations. These advances are subject to repayment by the Acquired Fund to the extent the litigation expenses are subsequently paid or reimbursed to the Acquired Fund by its insurance carriers.

4

Accounting Policy

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding the valuation of portfolio securities or Subchapter M of the Internal Revenue Code of 1986, as amended.

Reorganization Costs

The cost of solicitation related to the Reorganization, including any costs directly associated with preparing, filing, printing and distributing to the shareholders of the Acquired Fund all materials relating to the soliciting of shareholder votes will be borne by the Funds’ investment adviser.

Capital Loss Carryforwards

The Surviving Fund did not commence operations until February 23, 2017; therefore it had no capital loss carryforwards at December 31, 2016. The Acquired Fund had short-term capital loss carryforwards of $112,275,035 and long-term capital loss carryforwards of $0.

The Surviving Fund’s ability to carry forward and use pre-Reorganization capital losses or unrealized losses of either the Acquired Fund or the Surviving Fund may be limited after the Reorganization, and in some cases, potential utilization of such losses could be forfeited if they expire before being utilized.

E.	Miscellaneous

Independent Registered Public Accounting Firm.

The audited financial statements of the Acquired Fund, incorporated by reference into this SAI, have been audited by PricewaterhouseCoopers LLP, the Acquired Fund’s independent registered public accounting firm, to the extent indicated in their reports thereon, which are included in the Acquired Fund Annual Report.

5

Item 15. Indemnification

(a) Indemnification

Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust reads as follows (referring to the Registrant as the “Trust”):

ARTICLE VIII

Indemnification

Trustees, Officers, etc.

Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b)the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Compromise Payment

Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a)did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Person against any liability to the Trust to which he or she would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Indemnification Not Exclusive

Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a) (19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

Shareholders

Section 4. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder.

(b) Summary of Indemnification Provisions

The Trust shall indemnify each of its Trustees and officers against all liabilities, expenses and counsel fees reasonably incurred in the defense or disposition of any action, suit or proceeding in which the Trustee or officer is involved because of his or her role as a Trustee or officer unless, in the final adjudication of that action, suit or proceeding, the Trustee or officer was found to have acted with willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. This right of indemnification is not exclusive.

(c) Insurance

The Registrant maintains comprehensive Errors and Omissions/Directors and Officers insurance policies for each of its trustees and officers. The policy provides coverage for the trustees and officers with respect to the Registrant, Laudus Trust, The Charles Schwab Family of Funds, Schwab Strategic Trust, Schwab Capital Trust and Schwab Annuity Portfolios (“Schwab and Laudus Funds”). The Registrant’s policies insure each trustee and officer against professional liability for decisions made in connection with the Trust, to the extent permitted by the 1940 Act. In addition, the Independent Trustees have additional coverage through independent directors’ liability policies with respect to the Schwab and Laudus Funds. The premiums for such policies are allocated among the insureds in accordance with Rule 17d-1 of the 1940 Act.

Item 16. Exhibits

Item 16	Exhibits

(1)(a)	Articles of Incorporation	Agreement and Declaration of Trust, dated October 25, 1990, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 22, filed December 31, 1997 (PEA No. 22).

(1)(b)		Amendment to the Agreement and Declaration of Trust, dated August 29, 2006, is incorporated herein by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 65, filed September 14, 2006 (PEA No. 65).

(2)	By-Laws	Amended and Restated Bylaws, dated November 16, 2004, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 56, filed February 25, 2005 (PEA No. 56).

(3)	Voting Trust Agreements	Not Applicable.

(4)	Reorganization Agreement	Form of Agreement and Plan of Reorganization is filed herewith as the Appendix to Part A of this Registration Statement on Form N-14.

(5)(a)(1)	Instruments Defining rights of Security Holders	Article III, Section 5, Article V, Article VI, Article VIII, Section 4 and Article IX, Sections 1, 5 and 7 of (a) the Agreement and Declaration of Trust, which is incorporated herein by reference to Exhibit 1 of PEA No. 22, and (b) the Amendment to the Agreement and Declaration of Trust, dated August 29, 2006, which is incorporated herein by reference to Exhibit (a)(ii) of PEA No. 65.

(5)(a)(2)		Article 9 and Article 11 of the Amended and Restated By-Laws, which are incorporated herein by reference to Exhibit (b) of PEA No. 56.

(6)(a)(1)	Investment Advisory Contracts	Investment Advisory and Administration Agreement between Registrant and Charles Schwab Investment Management, Inc. (the Investment Adviser), dated June 15, 1994, is incorporated herein by reference to Exhibit 5(a) of PEA No. 22.

(6)(a)(2)		Amendment, dated June 5, 2007, to the Investment Advisory and Administration Agreement between Registrant and Investment Adviser, dated June 15, 1994, is incorporated herein by reference to Exhibit (d)(ii) of Post-Effective Amendment No. 75, filed November 14, 2007.

(6)(a)(3)		Amended Schedules A and D, dated March 29, 2013, to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, dated June 15, 1994, is incorporated herein by reference to Exhibit (d)(iii) of Post-Effective Amendment No. 112, filed December 12, 2013.

(6)(a)(4)		Investment Advisory and Administration Agreement between Registrant and the Investment Adviser with respect to the Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund is incorporated herein by reference to Exhibit (d)(viii) of Post-Effective Amendment No. 135, filed February 2, 2017 (PEA No. 135).

(6)(b)(1)	Expense Limitation Agreements	Expense Limitation Agreement, dated May 2, 2007, as amended July 1, 2009, among the Investment Adviser, Charles Schwab & Co. Inc. (Schwab), and the Registrant, is incorporated herein by reference to Exhibit (d)(iv) of Post-Effective Amendment No. 81, filed November 13, 2009 (PEA No. 81).

(6)(b)(2)		Amended Schedule A, dated December 4, 2012, to the Expense Limitation Agreement, dated May 2, 2007, as amended July 1, 2009, June 15, 2011 and September 25, 2012, among Investment Adviser, Schwab and the Registrant is incorporated herein by reference to Exhibit (d)(v) of Post-Effective Amendment No. 103, filed December 14, 2012.

(7)(a)(1)	Underwriting Contracts	Second Amended and Restated Distribution Agreement between Registrant and Schwab, dated December 11, 2015, is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 126, filed February 24, 2016 (PEA No. 126).

(7)(a)(2)		Amended Schedule A, dated [ ], to the Second Amended and Restated Distribution Agreement between Registrant and Schwab, is incorporated herein by reference to Exhibit (e)(ii) of PEA No. 135.

(8)	Bonus or Profit Sharing Contracts	Not applicable.

(9)(a)(1)	Custodian Agreements	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company (State Street), dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(xv) of Post-Effective Amendment No. 60, filed November 14, 2005 (PEA No. 60).

(9)(a)(2)		Amended Appendix A to the Amended and Restated Master Custodian Agreement between Registrant and State Street is incorporated herein by reference to Exhibit (g)(iv) of PEA 135.

(10)	Rule 12b-1 Plan	Not applicable.

(11)	Legal Opinion and Consent	Opinion and Consent of Counsel regarding the validity of the shares to be issued by the Registrant is filed herewith as Exhibit 11.

(12)	Tax Opinion	Form of Opinion of Counsel regarding certain tax matters is filed herewith as Exhibit 12.

(13)(a)(1)	Other material contracts	Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. (BFDS), dated July 1, 2009, is incorporated herein by reference to Exhibit (h)(i) of PEA No. 81.

(13)(a)(2)		Amended Schedule A to the Transfer Agency and Service Agreement between Registrant and BFDS is incorporated herein by reference to Exhibit (h)(vii) of PEA No. 135.

(13)(a)(3)		Amended and Restated Shareholder Servicing Plan, dated December 11, 2015, is incorporated herein by reference to Exhibit (h)(ii) of PEA No. 126.

(13)(b)(1)		Master Fund Accounting and Services Agreement between Registrant and State Street, dated October 1, 2005, is incorporated herein by reference to Exhibit (g)(xvi) of PEA No. 60.

(13)(b)(2)		Amended Appendix A, dated August 18, 2016, to the Master Fund Accounting and Services Agreement between Registrant and State Street, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(iv) of Post-Effective Amendment No. 132, filed December 22, 2016 (PEA No. 132).

(13)(b)(3)		Amended Appendix A to the Master Fund Accounting and Services Agreement between Registrant and State Street is incorporated herein by reference to Exhibit (h)(iv) of PEA No. 135.

(13)(b)(4)		Amendment to the Transfer Agency and Service Agreement between Registrant and BFDS, dated October 3, 2016, is incorporated herein by reference to Exhibit (h)(v) of PEA No. 132.

(14)	Other opinions and consent	Consent of PricewaterhouseCoopers LLP is filed herewith as Exhibit 14.

(15)	Omitted financial statements	Not applicable.

(16)	Power of attorney	Power of Attorney executed by Walter W. Bettinger, II, Marie A. Chandoha, Joseph R. Martinetto, Robert W. Burns, John F. Cogan, Stephen T. Kochis, David L. Mahoney, Kiran M. Patel, Kimberly S. Patmore, Charles A. Ruffel, Gerald B. Smith, Joseph H. Wender and Mark D. Fischer is filed herewith as Exhibit 16.

(17)(a)	Additional Materials	Registrant, Investment Adviser, and Schwab Code of Ethics, dated September 21, 2016, is incorporated herein by reference to Exhibit (p) of Post-Effective Amendment No. 131, filed December 15, 2016 (PEA No. 131).

(17)(b)		Prospectus dated December 15, 2016 with respect to Schwab Total Bond Market Fund is incorporated herein by reference to Part A of PEA No. 131.

(17)(c)		Statement of Additional Information dated December 15, 2016 with respect to Schwab Total Bond Market Fund is incorporated herein by reference to Part B of PEA No. 131.

(17)(d)		Prospectus dated February 2, 2017 with respect to Schwab U.S. Aggregate Bond Index Fund is incorporated herein by reference to Part A of PEA No. 135.

(17)(e)		Statement of Additional Information dated February 2, 2017 with respect to Schwab U.S. Aggregate Bond Index Fund is incorporated herein by reference to Part B of PEA No. 135.

(17)(f)		The Report of the Independent Registered Public Accounting Firm and audited financial statements of the Schwab Total Bond Market Fund included in the Funds’ Annual Report to Shareholders for the period ended August 31, 2016 are incorporated herein by reference to Registrant’s Annual Report on Form N-CSR filed with the SEC on October 31, 2016 (SEC Accession No. 0001193125-16-753830).

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 [17 CFR 230.145(c)], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinions.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington in the District of Columbia, on this 2nd day of February, 2017.

SCHWAB INVESTMENTS
Registrant

Marie A. Chandoha*
Marie A. Chandoha, President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated this 2nd day of February, 2017.

Signature	Title

Walter W. Bettinger II* Walter W. Bettinger II	Chairman and Trustee

Marie A. Chandoha* Marie A. Chandoha	Trustee, President and Chief Executive Officer

Joseph R. Martinetto* Joseph R. Martinetto	Trustee

Robert W. Burns* Robert W. Burns	Trustee

John F. Cogan* John F. Cogan	Trustee

Stephen Timothy Kochis* Stephen Timothy Kochis	Trustee

David L. Mahoney* David L. Mahoney	Trustee

Kiran M. Patel* Kiran M. Patel	Trustee

Kimberly S. Patmore* Kimberly S. Patmore	Trustee

Charles A. Ruffel* Charles A. Ruffel	Trustee

Gerald B. Smith* Gerald B. Smith	Trustee

Joseph H. Wender* Joseph H. Wender	Trustee

Mark D. Fischer* Mark D. Fischer	Treasurer and Chief Financial Officer

*By:	/s/ Douglas P. Dick Douglas P. Dick, Attorney-in-Fact Pursuant to Power of Attorney

Exhibit Index

(4)	Form of Agreement and Plan of Reorganization

(11)	Opinion and Consent of Counsel regarding the validity of the shares to be issued by the Registrant

(12)	Form of Opinion of Counsel regarding tax matters

(14)	Consent of PricewaterhouseCoopers LLP

(16)	Power of Attorney executed by Walter W. Bettinger, II, Marie A. Chandoha, Joseph R. Martinetto, Robert W. Burns, John F. Cogan, Stephen T. Kochis, David L. Mahoney, Kiran M. Patel, Kimberly S. Patmore, Charles A. Ruffel, Gerald B. Smith, Joseph H. Wender and Mark D. Fischer